GSR05AR5 - Price/Yield - 2A2

Balance	$248,634,000	Delay	24
Coupon	4.5	Dated	8/1/2005
Settle	8/26/2005	First Payment	9/25/2005

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
98.7846	4.851	4.915	4.995	5.102	5.226	5.358	5.497	Yield
98.7846	24	34	47	63	82	100	117	Spread
98.8158	4.841	4.902	4.980	5.082	5.202	5.330	5.464	Yield
98.8158	22	33	45	61	80	97	114	Spread
98.8471	4.830	4.889	4.964	5.063	5.179	5.301	5.431	Yield
98.8471	21	31	43	60	77	94	111	Spread
98.8783	4.819	4.876	4.949	5.044	5.155	5.273	5.398	Yield
98.8783	20	30	42	58	75	92	107	Spread
98.9096	4.809	4.863	4.933	5.025	5.132	5.245	5.366	Yield
98.9096	19	29	40	56	73	89	104	Spread
98.9408	4.798	4.851	4.918	5.005	5.108	5.217	5.333	Yield
98.9408	18	27	39	54	70	86	101	Spread
98.9721	4.788	4.838	4.902	4.986	5.085	5.189	5.300	Yield
98.9721	17	26	37	52	68	83	98	Spread
99.0033	4.777	4.825	4.886	4.967	5.061	5.161	5.267	Yield
99.0033	16	25	36	50	66	80	94	Spread
99.0346	4.766	4.812	4.871	4.948	5.038	5.134	5.235	Yield
99.0346	15	24	34	48	63	78	91	Spread
99.0658	4.756	4.800	4.855	4.929	5.015	5.106	5.202	Yield
99.0658	14	22	33	46	61	75	88	Spread
99.0971	4.745	4.787	4.840	4.910	4.991	5.078	5.169	Yield
99.0971	13	21	31	44	59	72	85	Spread
99.1283	4.735	4.774	4.824	4.891	4.968	5.050	5.136	Yield
99.1283	12	20	30	42	56	69	81	Spread
99.1596	4.724	4.761	4.809	4.871	4.944	5.022	5.104	Yield
99.1596	11	19	28	40	54	66	78	Spread
99.1908	4.714	4.749	4.793	4.852	4.921	4.994	5.071	Yield
99.1908	10	17	26	38	52	64	75	Spread
99.2221	4.703	4.736	4.778	4.833	4.898	4.966	5.039	Yield
99.2221	9	16	25	37	49	61	71	Spread
99.2533	4.693	4.723	4.763	4.814	4.874	4.938	5.006	Yield
99.2533	8	15	23	35	47	58	68	Spread
99.2846	4.682	4.711	4.747	4.795	4.851	4.911	4.973	Yield
99.2846	7	13	22	33	45	55	65	Spread

WAL	3.34	2.75	2.23	1.79	1.45	1.20	1.02
Mod Durn	2.98	2.47	2.03	1.64	1.34	1.13	0.96
Principal Window	1 - 58	1 - 58	1 - 58	1 - 55	1 - 44	1 - 36	1 - 31
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This  material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where  such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees,  including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions  in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement  previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR05AR5 - Price/Yield - 2A2

Balance	$248,634,000	Delay	24
Coupon	4.5	Dated	8/1/2005
Settle	8/26/2005	First Payment	9/25/2005

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
98.7846	4.851	4.915	4.995	5.102	5.226	5.358	5.497	Yield
98.7846	24	34	47	63	82	100	117	Spread
98.8158	4.841	4.902	4.980	5.082	5.202	5.330	5.464	Yield
98.8158	22	33	45	61	80	97	114	Spread
98.8471	4.830	4.889	4.964	5.063	5.179	5.301	5.431	Yield
98.8471	21	31	43	60	77	94	111	Spread
98.8783	4.819	4.876	4.949	5.044	5.155	5.273	5.398	Yield
98.8783	20	30	42	58	75	92	107	Spread
98.9096	4.809	4.863	4.933	5.025	5.132	5.245	5.366	Yield
98.9096	19	29	40	56	73	89	104	Spread
98.9408	4.798	4.851	4.918	5.005	5.108	5.217	5.333	Yield
98.9408	18	27	39	54	70	86	101	Spread
98.9721	4.788	4.838	4.902	4.986	5.085	5.189	5.300	Yield
98.9721	17	26	37	52	68	83	98	Spread
99.0033	4.777	4.825	4.886	4.967	5.061	5.161	5.267	Yield
99.0033	16	25	36	50	66	80	94	Spread
99.0346	4.766	4.812	4.871	4.948	5.038	5.134	5.235	Yield
99.0346	15	24	34	48	63	78	91	Spread
99.0658	4.756	4.800	4.855	4.929	5.015	5.106	5.202	Yield
99.0658	14	22	33	46	61	75	88	Spread
99.0971	4.745	4.787	4.840	4.910	4.991	5.078	5.169	Yield
99.0971	13	21	31	44	59	72	85	Spread
99.1283	4.735	4.774	4.824	4.891	4.968	5.050	5.136	Yield
99.1283	12	20	30	42	56	69	81	Spread
99.1596	4.724	4.761	4.809	4.871	4.944	5.022	5.104	Yield
99.1596	11	19	28	40	54	66	78	Spread
99.1908	4.714	4.749	4.793	4.852	4.921	4.994	5.071	Yield
99.1908	10	17	26	38	52	64	75	Spread
99.2221	4.703	4.736	4.778	4.833	4.898	4.966	5.039	Yield
99.2221	9	16	25	37	49	61	71	Spread
99.2533	4.693	4.723	4.763	4.814	4.874	4.938	5.006	Yield
99.2533	8	15	23	35	47	58	68	Spread
99.2846	4.682	4.711	4.747	4.795	4.851	4.911	4.973	Yield
99.2846	7	13	22	33	45	55	65	Spread

WAL	3.34	2.75	2.23	1.79	1.45	1.20	1.02
Mod Durn	2.98	2.47	2.03	1.64	1.34	1.13	0.96
Principal Window	1 - 58	1 - 58	1 - 58	1 - 55	1 - 44	1 - 36	1 - 31
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This  material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where  such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees,  including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions  in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement  previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 05-AR5 - Price/Yield - 1A1

Balance	$145,171,000	Delay	24
Coupon	4.67487	Dated	8/1/2005
Settle	8/26/2005	First Payment	9/25/2005

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
99.4585	4.865	4.872	4.879	4.887	4.896	4.906	4.918	Yield
99.4585	32	35	39	43	47	50	54	Spread
99.4898	4.850	4.855	4.860	4.867	4.875	4.883	4.893	Yield
99.4898	31	33	37	41	44	48	52	Spread
99.5210	4.834	4.837	4.842	4.847	4.854	4.861	4.869	Yield
99.5210	29	31	35	39	42	46	49	Spread
99.5523	4.818	4.820	4.824	4.828	4.833	4.838	4.844	Yield
99.5523	28	30	33	37	40	44	47	Spread
99.5835	4.802	4.803	4.805	4.808	4.811	4.815	4.819	Yield
99.5835	26	28	31	35	38	41	45	Spread
99.6148	4.786	4.786	4.787	4.789	4.790	4.792	4.795	Yield
99.6148	24	26	30	33	36	39	42	Spread
99.6460	4.770	4.769	4.769	4.769	4.769	4.770	4.770	Yield
99.6460	23	25	28	31	34	37	40	Spread
99.6773	4.754	4.752	4.751	4.749	4.748	4.747	4.746	Yield
99.6773	21	23	26	29	32	35	37	Spread
99.7085	4.738	4.735	4.732	4.730	4.727	4.724	4.721	Yield
99.7085	20	21	24	27	30	32	35	Spread
99.7398	4.722	4.718	4.714	4.710	4.706	4.702	4.697	Yield
99.7398	18	19	22	25	28	30	32	Spread
99.7710	4.706	4.701	4.696	4.691	4.685	4.679	4.672	Yield
99.7710	16	18	20	23	25	28	30	Spread
99.8023	4.690	4.684	4.678	4.671	4.664	4.656	4.648	Yield
99.8023	15	16	19	21	23	25	27	Spread
99.8335	4.674	4.667	4.660	4.652	4.643	4.634	4.623	Yield
99.8335	13	14	17	19	21	23	25	Spread
99.8648	4.658	4.650	4.641	4.632	4.622	4.611	4.599	Yield
99.8648	12	13	15	17	19	21	22	Spread
99.8960	4.642	4.633	4.623	4.613	4.601	4.589	4.575	Yield
99.8960	10	11	13	15	17	19	20	Spread
99.9273	4.626	4.616	4.605	4.593	4.580	4.566	4.550	Yield
99.9273	9	9	11	13	15	16	18	Spread
99.9585	4.611	4.599	4.587	4.574	4.559	4.543	4.526	Yield
99.9585	7	8	10	11	13	14	15	Spread

WAL	2.11	1.98	1.84	1.71	1.59	1.47	1.36
Mod Durn	1.96	1.83	1.71	1.60	1.49	1.38	1.27
Principal Window	1 - 32	1 - 32	1 - 32	1 - 32	1 - 32	1 - 32	1 - 32
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This  material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where  such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees,  including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions  in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement  previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 05-AR5 - Price/Yield - 2A1

Balance	$300,000,000	Delay	24
Coupon	5.20901	Dated	8/1/2005
Settle	8/26/2005	First Payment	9/25/2005

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
99.6583	5.266	5.265	5.265	5.265	5.264	5.264	5.263	Yield
99.6583	60	62	65	68	71	74	80	Spread
99.6895	5.256	5.255	5.253	5.251	5.249	5.246	5.243	Yield
99.6895	59	61	63	67	69	72	78	Spread
99.7208	5.247	5.244	5.241	5.237	5.233	5.229	5.223	Yield
99.7208	58	60	62	65	68	71	76	Spread
99.7520	5.237	5.233	5.228	5.223	5.217	5.211	5.204	Yield
99.7520	57	59	61	64	66	69	74	Spread
99.7833	5.227	5.222	5.216	5.209	5.202	5.193	5.184	Yield
99.7833	56	58	60	63	65	67	72	Spread
99.8145	5.218	5.211	5.204	5.196	5.186	5.176	5.164	Yield
99.8145	55	57	59	61	63	65	70	Spread
99.8458	5.208	5.200	5.192	5.182	5.171	5.158	5.144	Yield
99.8458	54	56	57	60	62	64	68	Spread
99.8770	5.199	5.189	5.179	5.168	5.155	5.141	5.124	Yield
99.8770	53	55	56	58	60	62	66	Spread
99.9083	5.189	5.179	5.167	5.154	5.140	5.123	5.105	Yield
99.9083	52	54	55	57	59	60	64	Spread
99.9395	5.179	5.168	5.155	5.141	5.124	5.106	5.085	Yield
99.9395	51	52	54	56	57	58	62	Spread
99.9708	5.170	5.157	5.143	5.127	5.109	5.088	5.065	Yield
99.9708	51	51	52	54	55	57	60	Spread
100.0021	5.160	5.146	5.131	5.113	5.093	5.071	5.045	Yield
100.0021	50	50	51	53	54	55	58	Spread
100.0333	5.151	5.135	5.118	5.099	5.078	5.053	5.026	Yield
100.0333	49	49	50	52	52	53	56	Spread
100.0646	5.141	5.125	5.106	5.086	5.062	5.036	5.006	Yield
100.0646	48	48	49	50	51	51	54	Spread
100.0958	5.131	5.114	5.094	5.072	5.047	5.018	4.986	Yield
100.0958	47	47	48	49	49	50	52	Spread
100.1271	5.122	5.103	5.082	5.058	5.031	5.001	4.967	Yield
100.1271	46	46	46	47	48	48	50	Spread
100.1583	5.112	5.092	5.070	5.045	5.016	4.983	4.947	Yield
100.1583	45	45	45	46	46	46	48	Spread

WAL	3.71	3.27	2.88	2.54	2.24	1.97	1.73
Mod Durn	3.25	2.88	2.55	2.27	2.01	1.78	1.58
Principal Window	1 - 59	1 - 59	1 - 59	1 - 59	1 - 59	1 - 59	1 - 59
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This  material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where  such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees,  including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions  in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement  previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 05-AR5 - Price/Yield - 2A2

Balance	$248,634,000	Delay	24
Coupon	5.20901	Dated	8/1/2005
Settle	8/26/2005	First Payment	9/25/2005

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
99.7440	5.236	5.230	5.221	5.211	5.198	5.185	5.171	Yield
99.7440	59	62	67	73	80	85	88	Spread
99.7753	5.226	5.217	5.206	5.191	5.175	5.157	5.139	Yield
99.7753	58	61	65	71	78	82	85	Spread
99.8065	5.215	5.204	5.190	5.172	5.151	5.129	5.106	Yield
99.8065	57	60	64	69	76	79	81	Spread
99.8378	5.204	5.191	5.175	5.153	5.128	5.102	5.074	Yield
99.8378	56	59	62	68	73	77	78	Spread
99.8690	5.194	5.178	5.159	5.134	5.105	5.074	5.041	Yield
99.8690	55	57	61	66	71	74	75	Spread
99.9003	5.183	5.166	5.144	5.115	5.082	5.046	5.009	Yield
99.9003	54	56	59	64	69	71	72	Spread
99.9315	5.172	5.153	5.128	5.096	5.058	5.019	4.976	Yield
99.9315	53	55	57	62	66	68	69	Spread
99.9628	5.162	5.140	5.113	5.077	5.035	4.991	4.944	Yield
99.9628	52	54	56	60	64	66	65	Spread
99.9940	5.151	5.127	5.097	5.058	5.012	4.963	4.912	Yield
99.9940	50	52	54	58	62	63	62	Spread
100.0253	5.141	5.115	5.082	5.039	4.989	4.936	4.879	Yield
100.0253	49	51	53	56	59	60	59	Spread
100.0565	5.130	5.102	5.066	5.020	4.965	4.908	4.847	Yield
100.0565	48	50	51	54	57	57	56	Spread
100.0878	5.119	5.089	5.051	5.001	4.942	4.880	4.815	Yield
100.0878	47	48	50	52	55	54	52	Spread
100.1190	5.109	5.077	5.035	4.982	4.919	4.853	4.783	Yield
100.1190	46	47	48	50	52	52	49	Spread
100.1503	5.098	5.064	5.020	4.963	4.896	4.825	4.750	Yield
100.1503	45	46	47	48	50	49	46	Spread
100.1815	5.088	5.051	5.005	4.944	4.873	4.798	4.718	Yield
100.1815	44	45	45	47	48	46	43	Spread
100.2128	5.077	5.038	4.989	4.925	4.850	4.770	4.686	Yield
100.2128	43	43	44	45	45	43	39	Spread
100.2440	5.067	5.026	4.974	4.906	4.827	4.742	4.654	Yield
100.2440	42	42	42	43	43	41	36	Spread

WAL	3.34	2.75	2.23	1.79	1.45	1.20	1.02
Mod Durn	2.94	2.44	2.01	1.63	1.34	1.13	0.96
Principal Window	1 - 58	1 - 58	1 - 58	1 - 55	1 - 44	1 - 36	1 - 31
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This  material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where  such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees,  including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions  in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement  previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 05-AR5 - Price/Yield - 2A3

Balance	$82,878,000	Delay	24
Coupon	5.20901	Dated	8/1/2005
Settle	8/26/2005	First Payment	9/25/2005

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
99.5329	5.297	5.297	5.297	5.297	5.298	5.299	5.302	Yield
99.5329	58	58	58	58	59	61	63	Spread
99.5641	5.289	5.289	5.289	5.289	5.290	5.291	5.293	Yield
99.5641	57	57	57	57	58	60	62	Spread
99.5954	5.282	5.282	5.282	5.282	5.282	5.283	5.284	Yield
99.5954	56	56	56	57	57	59	61	Spread
99.6266	5.274	5.274	5.274	5.274	5.274	5.274	5.275	Yield
99.6266	56	56	56	56	57	58	60	Spread
99.6579	5.267	5.267	5.267	5.267	5.266	5.266	5.266	Yield
99.6579	55	55	55	55	56	58	59	Spread
99.6891	5.259	5.259	5.259	5.259	5.259	5.258	5.257	Yield
99.6891	54	54	54	54	55	57	58	Spread
99.7204	5.252	5.252	5.252	5.252	5.251	5.249	5.247	Yield
99.7204	53	53	53	54	54	56	58	Spread
99.7516	5.245	5.244	5.244	5.244	5.243	5.241	5.238	Yield
99.7516	53	53	53	53	54	55	57	Spread
99.7829	5.237	5.237	5.237	5.237	5.235	5.233	5.229	Yield
99.7829	52	52	52	52	53	54	56	Spread
99.8141	5.230	5.229	5.229	5.229	5.227	5.224	5.220	Yield
99.8141	51	51	51	51	52	53	55	Spread
99.8454	5.222	5.222	5.222	5.222	5.220	5.216	5.211	Yield
99.8454	50	50	50	50	51	52	54	Spread
99.8766	5.215	5.215	5.214	5.214	5.212	5.207	5.202	Yield
99.8766	50	50	50	50	50	52	53	Spread
99.9079	5.207	5.207	5.207	5.207	5.204	5.199	5.193	Yield
99.9079	49	49	49	49	50	51	52	Spread
99.9391	5.200	5.200	5.200	5.199	5.196	5.191	5.183	Yield
99.9391	48	48	48	48	49	50	51	Spread
99.9704	5.192	5.192	5.192	5.192	5.188	5.182	5.174	Yield
99.9704	47	47	47	47	48	49	50	Spread
100.0017	5.185	5.185	5.185	5.184	5.181	5.174	5.165	Yield
100.0017	47	47	47	47	47	48	49	Spread
100.0329	5.177	5.177	5.177	5.177	5.173	5.166	5.156	Yield
100.0329	46	46	46	46	47	47	48	Spread

WAL	4.84	4.84	4.84	4.81	4.62	4.27	3.88
Mod Durn	4.18	4.18	4.18	4.16	4.01	3.73	3.41
Principal Window	58 - 59	58 - 59	58 - 59	55 - 59	44 - 59	36 - 59	31 - 59
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This  material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where  such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees,  including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions  in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement  previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 05-AR5 - Price/Yield - 3A1

Balance	$112,206,000	Delay	24
Coupon	5.406	Dated	8/1/2005
Settle	8/26/2005	First Payment	9/25/2005

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
99.8115	5.425	5.418	5.409	5.400	5.389	5.377	5.363	Yield
99.8115	71	74	76	78	81	83	87	Spread
99.8427	5.417	5.408	5.398	5.387	5.374	5.360	5.344	Yield
99.8427	70	73	75	77	80	82	86	Spread
99.8740	5.409	5.399	5.388	5.375	5.360	5.343	5.325	Yield
99.8740	70	72	74	75	78	80	84	Spread
99.9052	5.401	5.390	5.377	5.362	5.346	5.327	5.306	Yield
99.9052	69	71	73	74	77	78	82	Spread
99.9365	5.394	5.381	5.366	5.350	5.331	5.310	5.287	Yield
99.9365	68	70	72	73	75	77	80	Spread
99.9677	5.386	5.372	5.356	5.338	5.317	5.294	5.268	Yield
99.9677	67	69	71	72	74	75	78	Spread
99.9990	5.378	5.362	5.345	5.325	5.303	5.277	5.249	Yield
99.9990	66	68	70	70	72	73	76	Spread
100.0303	5.370	5.353	5.334	5.313	5.289	5.261	5.230	Yield
100.0303	66	67	68	69	71	72	74	Spread
100.0615	5.362	5.344	5.324	5.301	5.274	5.244	5.211	Yield
100.0615	65	67	67	68	70	70	72	Spread
100.0928	5.354	5.335	5.313	5.288	5.260	5.228	5.192	Yield
100.0928	64	66	66	67	68	69	70	Spread
100.1240	5.347	5.326	5.303	5.276	5.246	5.212	5.174	Yield
100.1240	63	65	65	66	67	67	68	Spread
100.1553	5.339	5.317	5.292	5.264	5.231	5.195	5.155	Yield
100.1553	63	64	64	64	65	65	67	Spread
100.1865	5.331	5.308	5.281	5.251	5.217	5.179	5.136	Yield
100.1865	62	63	63	63	64	64	65	Spread
100.2178	5.323	5.298	5.271	5.239	5.203	5.162	5.117	Yield
100.2178	61	62	62	62	62	62	63	Spread
100.2490	5.315	5.289	5.260	5.227	5.189	5.146	5.098	Yield
100.2490	60	61	61	61	61	60	61	Spread
100.2803	5.308	5.280	5.249	5.214	5.174	5.129	5.079	Yield
100.2803	59	60	60	59	60	59	59	Spread
100.3115	5.300	5.271	5.239	5.202	5.160	5.113	5.060	Yield
100.3115	59	59	59	58	58	57	57	Spread

WAL	4.75	4.01	3.41	2.90	2.48	2.13	1.83
Mod Durn	3.97	3.40	2.92	2.52	2.18	1.89	1.65
Principal Window	1 - 83	1 - 83	1 - 83	1 - 83	1 - 83	1 - 83	1 - 83
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This  material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where  such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees,  including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions  in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement  previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR 05-AR5 - Price/Yield - 4A1

Balance	$167,418,000	Delay	24
Coupon	5.41522	Dated	8/1/2005
Settle	8/26/2005	First Payment	9/25/2005

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
99.7031	5.464	5.461	5.457	5.453	5.449	5.444	5.439	Yield
99.7031	71	75	79	82	86	89	94	Spread
99.7344	5.457	5.453	5.448	5.442	5.435	5.428	5.420	Yield
99.7344	71	74	78	80	84	88	92	Spread
99.7656	5.451	5.445	5.438	5.430	5.421	5.412	5.401	Yield
99.7656	70	73	77	79	83	86	90	Spread
99.7969	5.444	5.437	5.428	5.418	5.408	5.395	5.382	Yield
99.7969	69	72	76	78	82	85	88	Spread
99.8281	5.437	5.428	5.418	5.407	5.394	5.379	5.364	Yield
99.8281	69	72	75	77	80	83	87	Spread
99.8594	5.431	5.420	5.408	5.395	5.380	5.363	5.345	Yield
99.8594	68	71	74	76	79	81	85	Spread
99.8906	5.424	5.412	5.399	5.383	5.366	5.347	5.326	Yield
99.8906	67	70	73	75	77	80	83	Spread
99.9219	5.417	5.404	5.389	5.372	5.352	5.331	5.307	Yield
99.9219	67	69	72	73	76	78	81	Spread
99.9531	5.411	5.396	5.379	5.360	5.339	5.315	5.289	Yield
99.9531	66	68	71	72	75	76	79	Spread
99.9844	5.404	5.388	5.369	5.348	5.325	5.299	5.270	Yield
99.9844	65	68	70	71	73	75	77	Spread
100.0156	5.397	5.380	5.360	5.337	5.311	5.283	5.252	Yield
100.0156	65	67	69	70	72	73	75	Spread
100.0469	5.391	5.372	5.350	5.325	5.297	5.267	5.233	Yield
100.0469	64	66	68	69	71	72	73	Spread
100.0781	5.384	5.364	5.340	5.314	5.284	5.251	5.214	Yield
100.0781	63	65	67	68	69	70	72	Spread
100.1094	5.378	5.355	5.330	5.302	5.270	5.235	5.196	Yield
100.1094	63	64	66	66	68	68	70	Spread
100.1406	5.371	5.347	5.321	5.290	5.256	5.218	5.177	Yield
100.1406	62	64	65	65	66	67	68	Spread
100.1719	5.364	5.339	5.311	5.279	5.243	5.202	5.158	Yield
100.1719	61	63	64	64	65	65	66	Spread
100.2031	5.358	5.331	5.301	5.267	5.229	5.186	5.140	Yield
100.2031	61	62	63	63	64	64	64	Spread

WAL	5.87	4.71	3.84	3.16	2.62	2.20	1.87
Mod Durn	4.68	3.84	3.19	2.68	2.27	1.93	1.67
Principal Window	1 - 119	1 - 119	1 - 119	1 - 119	1 - 119	1 - 119	1 - 119
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This  material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where  such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees,  including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions  in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement  previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

Description of the Offered Certificates

Certificates	Group/ Product Type	Approximate Certificate Balance ($)(1)	Expected Ratings (S&P / Fitch / DBRS)	Expected Credit Enhancement Percentage (%) (2)	Initial Coupon (%) (3)	Estimated Avg. Life (yrs) CPB (4)	Estimated Avg. Life (yrs) MAT(5)	Principal Payment Window CPB(4)	Principal Payment Window MAT(5)	Pricing Speed
1A1	Group 1 3 Year Hybrids	145,171,000	AAA/AAA/AAA	4.70	4.6749	1.71	3.27	09/05-04/08	09/05-07/35	25 CPB
2A1	Group 2 5 Year Hybrids	300,000,000	AAA/AAA/AAA	4.70	5.2090	2.54	3.31	09/05-07/10	09/05-07/35	25 CPB
2A2	Group 2 5 Year Hybrids	248,634,000	AAA/AAA/AAA	4.70	5.2090	1.79	1.79	09/05-03/10	09/05-03/10	25 CPB
2A3	Group 2 5 Year Hybrids	82,878,000	AAA/AAA/AAA	4.70	5.2090	4.81	7.87	03/10-07/10	03/10-07/35	25 CPB
3A1	Group 3 7 year Hybrids	112,206,000	AAA/AAA/AAA	4.70	5.4060	2.90	3.32	09/05-07/12	09/05-07/35	25 CPB
4A1	Group 4 10 Year Hybrids	167,418,000	AAA/AAA/AAA	4.70	5.4152	3.16	3.33	09/05-07/15	09/05-07/35	25 CPB
B1	Groups 1,2,3,4	27,157,000	AA/NR/AA	2.25	5.1892	4.34	6.04	09/05-07/15	09/05-07/35	25 CPB
B2	Groups 1,2,3,4	8,313,000	A/NR/A	1.50	5.1892	4.34	6.04	09/05-07/15	09/05-07/35	25 CPB
B3	Groups 1,2,3,4	5,542,000	BBB/NR/BBB	1.00	5.1892	4.34	6.04	09/05-07/15	09/05-07/35	25 CPB

1.         The Certificate Sizes are based on projected August 1, 2005 balances of the Mortgage Loans, and are subject to a +/- 5% variance.

2.         The Credit Enhancement percentages are preliminary and subject to change and based upon the final Mortgage Loan pools as of the Cut-Off Date and rating agency analysis.

3.         For the Class 1A1, 2A1, 2A2, 2A3, 3A1 and 4A1 Certificates the pass-through rate will equal the weighted average of the net rates of the respective Group of Mortgage Loans.  For the Class B1, B2, and B3 Subordinate certificates, the Pass-Through Rate will equal the weighted average of the net rates of the Mortgage Loans.

4.         Average Life and Payment Windows are calculated based upon a prepayment speed of 25 CPR to the reset date (CPB). CPB implies that prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

5.         Average Life and Payment Windows are calculated based upon the prepayment speed of 25 CPR to the maturity date.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Collateral Description(1)(2)(3)

	Group 1 3yr Hybrids	Group 2 5yr Hybrids	Group 3 7yr Hybrids	Group 4 10yr Hybrids	Total
Aggregate Principal Balance	$155,439,467	$676,180,894	$120,143,152	$179,260,292	$1,131,023,806
Average Loan Balance	$431,776	$505,367	$462,089	$466,824	$482,931
Number of Loans	360	1,338	260	384	2,342
Weighted Average Months to Roll	30	58	83	118	67
Weighted Average Age	6	2	1	2	2
Weighted Average Term to Maturity	354	358	359	358	358
Gross WAC	4.925%	5.460%	5.656%	5.665%	5.440%
Weighted Average Expense Rate before Reset	0.250%	0.251%	0.250%	0.250%	0.250%
Weighted Average Expense Rate after Reset	0.250%	0.253%	0.250%	0.250%	0.252%
Net WAC	4.675%	5.209%	5.406%	5.415%	5.189%
Initial Cap	2.491%	5.073%	5.039%	5.010%	4.704%
Periodic Cap	1.791%	1.967%	2.000%	2.000%	1.952%
Lifetime Cap	5.878%	5.135%	5.039%	5.010%	5.207%
Minimum Coupon	3.000%	4.000%	4.375%	4.625%	3.000%
Maximum Coupon	6.500%	6.875%	6.500%	6.750%	6.875%
Maximum Interest Rate	10.804%	10.595%	10.691%	10.675%	10.647%
Gross Margin	2.307%	2.256%	2.261%	2.664%	2.328%
Net Margin	2.057%	2.002%	2.011%	2.414%	2.076%
Six-Month LIBOR Indexed Percent	27.33%	15.55%	3.27%	0.96%	13.55%
One-Year LIBOR Indexed Percent	72.28%	83.19%	94.59%	16.57%	72.34%
One-Year CMT Indexed Percent	0.40%	1.26%	2.14%	82.47%	14.11%
FICO	729	738	743	744	738
Interest Only Percent	70.82%	82.37%	83.69%	78.45%	80.30%
Cash Out Refinance Percent	29.34%	7.62%	6.81%	14.04%	11.53%
California Percent	37.59%	52.08%	49.26%	51.23%	49.65%
Primary Residence Percent	98.95%	93.82%	92.83%	88.74%	93.61%
Single Family and PUD Percent	90.29%	89.79%	89.05%	82.55%	88.64%
Single Largest Zip Code Percent	1.28%	0.67%	1.95%	1.08%	0.49%
Largest Individual Loan Balance	$1,000,000	$2,496,926	$2,345,000	$1,120,000	$2,496,926
Original Loan-to-Value Ratio	72.43%	73.92%	73.82%	71.79%	73.36%
Current Loan-to-Value Ratio	72.06%	73.84%	73.72%	71.29%	73.18%
Maximum Maturity Date	8/1/2035	7/2/2035	7/1/2035	7/1/2035	8/1/2035
Minimum First Pay Date	7/1/2002	10/1/2003	4/1/2005	10/1/2004	7/1/2002
Maximum First Pay Date	9/1/2005	8/1/2005	8/1/2005	8/1/2005	9/1/2005

(1)        Using July 1, 2005 cut-off data.

(2)        Numbers may not add up to 100% due to rounding.

(3)        None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Time Table

Cut-Off Date:                                       August 1, 2005

Settlement Date:                                   August 26, 2005

Distribution Date:                                25th of each month or the next business day

First Distribution Date:                        September 26, 2005

Features of the Transaction

■     Offering consists of certificates totaling approximately $1,097,319,000 of which $1,056,307,000 are expected to be rated AAA/AAA/AAA by Fitch, S&P and DBRS.

■     The expected amount of credit support for the senior certificates will be 4.70% (+/- 0.50%).

■     All collateral consists of 3-Year, 5-Year, 7-Year, and 10-Year hybrid adjustable rate mortgage loans with 100% set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Countrywide Home Loans, Inc., National City Mortgage Co., Lydian Private Bank (Virtual Bank), Wells Fargo Bank, N.A. or purchased through the Goldman Sachs Residential Mortgage Conduit.

Structure of the Certificates

Distributions on the Senior Certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group.  Distributions on the subordinate certificates will be based on payments received or advanced on the mortgage loans in all four loan groups.  The subordinate certificates will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, and Class B3 Certificates (the “Senior Subordinate Certificates”) and the Class B4, Class B5, and Class B6 Certificates (the “Junior Subordinate Certificates”, not offered hereby, and together with the Senior Subordinate Certificates, the “Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates and, therefore, provide credit enhancement for the Class 1A1 Certificates (the “Group 1 Senior Certificates”),the Class 2A1, Class 2A2 and Class 2A3 Certificates (the “Group 2 Senior Certificates”), the Class 3A1 Certificates (the “Group 3 Senior Certificates”), and the Class 4A1 Certificates (the “Group 4 Senior Certificates”).

If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the Senior Certificates will receive distributions of interest and principal before the Subordinate Certificates are entitled to receive distributions of interest and principal and the subordinate certificates will receive distributions in order of their numerical class designations.

Shifting Interest on the Offered Certificates

Unless the aggregate class principal balance of the Subordinate Certificates has reached a certain level relative to the Senior Certificates, and the delinquencies and losses on the mortgage loans, separately, do not exceed certain limits, the Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral groups until the 7th anniversary of the closing date (i.e., the distribution date in August 2012).  Thereafter, the Senior Certificates will generally receive their share of scheduled principal payments and a disproportionately large but decreasing share of principal prepayments on the mortgage loans in the related collateral groups. This will result in a faster rate of return of principal to the Senior Certificates than would occur if those Senior Certificates and the Subordinate Certificates received all such payments pro rata, and increases the likelihood that holders of those Senior Certificates will be paid the full amount of principal to which they are entitled.  The prepayment percentages on the Subordinate Certificates are as follows:

Distribution Date	Percentage
September 2005 – August 2012	0%
September 2012 – August 2013	30%
September 2013 – August 2014	40%
September 2014 – August 2015	60%
September 2015 – August 2016	80%
September 2016 and after	100%

If before the Distribution Date in September 2008 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage for the Senior Certificates, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments on the mortgage loans in the collateral groups subject to certain loss and delinquency criteria. If on or after the Distribution Date in September 2008 the credit support for the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayments.

Priority of Distributions for the Offered Certificates

1.      From amounts received in the related loan groups, payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates;

2.      From amounts received in the related loan groups, payment of principal to the holders of the Senior Certificates in an amount equal to the related group’s senior principal distribution amount; For Group 2, approximately 47.50504% of the senior principal distribution amount will be paid, pro-rata, to the Class 2A1 Certificate and approximately 52.49496% of such amount will be paid, sequentially to the Class 2A2 and 2A3 Certificates, in that order.

3.      From the remaining amounts received on all of the mortgage loans, payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B1 Certificates.

Allocation of Realized Losses

Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero. If the Class Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the related mortgage loans would be allocated pro rata to the Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero.

Key Terms

Issuer:	GSR Mortgage Loan Trust 2005-AR5
Depositor:	GS Mortgage Securities Corp
Originators:

Countrywide Home Loans, Inc., National City Mortgage Co., Lydian Private Bank (Virtual Bank), Wells Fargo Bank, N.A. and various other originators whose collateral has been purchased through the Goldman Sachs Residential Mortgage Conduit.

Servicers:

Countrywide Home Loans, Inc., National City Mortgage Co., Wells Fargo Bank, N.A., Lydian Private Bank (Virtual Bank). 17.9% of the Mortgage Loans are currently sub-serviced by Countrywide Home Loans, Inc, on behalf of Goldman Sachs.

Master-Servicer:	Wells Fargo Bank, N.A.
Securities Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank, N.A.
Rating Agencies:	Fitch, S&P and Dominion Bond Rating Service.
Type of Issuance:	Public for all the Offered Certificates
Servicer Advancing:

To the extent requested by the rating agencies, the servicers are obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Interest Accrual:	The interest accrual period is calculated on a 30/360 basis and for the Certificates is the calendar month preceding the month of each Distribution Date.
Mortgage Loan Index:

The Six Month-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for Six-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Year U.S. dollar-denominated deposits as published in The Wall Street Journal. The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable interest rate reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Group 1 Mortgage Loans:

The Group 1 Mortgage Loans consist of 27.3% Six-Month LIBOR, 72.3% One-Year LIBOR, and 0.4% One-Year CMT Indexed 3-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 70.8% of the Group 1 Mortgage Loans require only the payment of interest for a certain period of time after the origination date.  The mortgage interest rates adjust annually or semi-annually following the initial 3 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 1 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 2.491% for the first adjustment date and 1.791% for every adjustment date thereafter. The mortgage interest rates are subject to a weighed average lifetime maximum mortgage interest rate of 5.878% over the initial mortgage interest rate.

Group 2 Mortgage Loans:

The Group 2 Mortgage Loans consist of 15.6% Six-Month LIBOR, 83.2% One-Year LIBOR, and 1.3% One-Year CMT Indexed 5-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 82.4% of the Group 2 Mortgage Loans require only the payment of interest for a certain period of time after the origination date.  The mortgage interest rates adjust annually or semi-annually following the initial 5 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 2 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.073% for the first adjustment date and 1.967% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rates of 5.135% over the initial mortgage interest rate.

Group 3 Mortgage Loans:

The Group 3 Mortgage Loans consist of 3.3% Six-Month LIBOR, 94.6% One-Year LIBOR, and 2.1% One-Year CMT Indexed 7-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 83.7% of the Group 3 Mortgage Loans require only the payment of interest for a certain period of time after the origination date.  The mortgage interest rates adjust annually or semi-annually following the initial 7 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 3 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.039% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.039% over the initial mortgage interest rate.

Group 4 Mortgage Loans:

The Group 4 Mortgage Loans consist of 1.0% Six-Month LIBOR, 16.6% One-Year LIBOR, and 82.5% One-Year CMT Indexed 10-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 78.5% of the Group 4 Mortgage Loans require only the payment of interest for a certain fixed period after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 10 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 4 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.010% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.010% over the initial mortgage interest rate.

Expense Fee Rate:

The “Expense Fee Rate” is comprised of primary servicing fees.  The weighted average Expense Fee Rate before the reset date will be equal to approximately 0.250%.  2.07% of the Mortgage Loans in Group 2 will have their weighted average Expense Fee Rate increase by 0.125% after the first adjustment date.

Expected Subordination:	4.70% (+/- 0.50%) for the Senior Certificates.
Other Certificates:

The following Classes of “Other Certificates” will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby:

Certificate	Approximate Certificate Balance(1)	Initial Coupon(2)
B4	$4,987,000	5.1892%
B5	$3,879,000	5.1892%
B6	$2,218,230	5.1892%

1.        The Certificate Sizes are based on the projected August 1, 2005 balances of the Mortgage Loans, and are subject to a +/- 5% variance.

2.        For the Class B-4, B-5 and B-6 subordinate certificates the Pass-Through Rate will equal the weighted average pass through rates from the mortgage loans.

Clean Up Call:	10% of the Cut-off Date principal balance of the Mortgage Loans.
Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes. The Class R Certificates will be treated as REMIC residual interests.
ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:	The Senior Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.
Minimum Denomination:	$25,000 for the Senior Certificates and $250,000 for the Subordinate Certificates.
Delivery:	Senior Certificates and the Senior Subordinate Certificates – DTC

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

Description of the Offered Certificates

				Expected
				Credit			Estimated	Principal	Principal
		Approximate	Expected	Enhancement	Initial	Estimated	Avg. Life	Payment	Payment
Certificates	Group/ Product Type	Certificate Balance ($)(1)	Ratings (S&P / Fitch / DBRS)	Percentage (%)(2)	Coupon (%) (3)	Avg. Life (yrs) CPB (4)	(yrs) MAT(5)	Window CPB(4)	Window MAT(5)	Pricing Speed
1A1	Group 1 3 Year Hybrids	145,171,000	AAA/AAA/AAA	4.70	4.6749	1.71	3.27	09/0504/08	09/0507/35	25 CPB
2A1	Group 2 5 Year Hybrids	300,000,000	AAA/AAA/AAA	4.70	5.2090	2.54	3.31	09/0507/10	09/0507/35	25 CPB
2A2	Group 2 5 Year Hybrids	248,634,000	AAA/AAA/AAA	4.70	5.2090	1.79	1.79	09/0503/10	09/0503/10	25 CPB
2A3	Group 2 5 Year Hybrids	82,878,000	AAA/AAA/AAA	4.70	5.2090	4.81	7.87	03/1007/10	03/1007/35	25 CPB
3A1	Group 3 7 year Hybrids	112,206,000	AAA/AAA/AAA	4.70	5.4060	2.90	3.32	09/0507/12	09/0507/35	25 CPB
4A1	Group 4 10 Year Hybrids	167,418,000	AAA/AAA/AAA	4.70	5.4152	3.16	3.33	09/0507/15	09/0507/35	25 CPB
B1	Groups 1,2,3,4	27,157,000	AA/NR/AA	2.25	5.1892	4.34	6.04	09/0507/15	09/0507/35	25 CPB
B2	Groups 1,2,3,4	8,313,000	A/NR/A	1.50	5.1892	4.34	6.04	09/0507/15	09/0507/35	25 CPB
B3	Groups 1,2,3,4	5,542,000	BBB/NR/BBB	1.00	5.1892	4.34	6.04	09/0507/15	09/0507/35	25 CPB

1.                     The Certificate Sizes are based on projected August 1, 2005 balances of the Mortgage Loans, and are subject to a +/-5% variance.

2.                     The Credit Enhancement percentages are preliminary and subject to change and based upon the final Mortgage Loan pools as of the Cut-Off Date and rating agency analysis.

3.                     For the Class 1A1, 2A1, 2A2, 2A3, 3A1 and 4A1 Certificates the pass-through rate will equal the weighted average of the net rates of the respective Group of Mortgage Loans. For the Class B1, B2, and B3 Subordinate certificates, the Pass-Through Rate will equal the weighted average of the net rates of the Mortgage Loans.

4.                     Average Life and Payment Windows are calculated based upon a prepayment speed of 25 CPR to the reset date (CPB). CPB implies that prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

5.                     Average Life and Payment Windows are calculated based upon the prepayment speed of 25 CPR to the maturity date.

Collateral Description(1)(2)(3)

	Group 1 3yr Hybrids	Group 2 5yr Hybrids	Group 3 7yr Hybrids	Group 4 10yr Hybrids	Total
Aggregate Principal Balance	$155,439,467	$676,180,894	$120,143,152	$179,260,292	$1,131,023,806
Average Loan Balance	$431,776	$505,367	$462,089	$466,824	$482,931
Number of Loans	360	1,338	260	384	2,342
Weighted Average Months to Roll	30	58	83	118	67
Weighted Average Age	6	2	1	2	2
Weighted Average Term to Maturity	354	358	359	358	358
Gross WAC	4.925%	5.460%	5.656%	5.665%	5.440%
Weighted Average Expense Rate before Reset	0.250%	0.251%	0.250%	0.250%	0.250%
Weighted Average Expense Rate after Reset	0.250%	0.253%	0.250%	0.250%	0.252%
Net WAC	4.675%	5.209%	5.406%	5.415%	5.189%
Initial Cap	2.491%	5.073%	5.039%	5.010%	4.704%
Periodic Cap	1.791%	1.967%	2.000%	2.000%	1.952%
Lifetime Cap	5.878%	5.135%	5.039%	5.010%	5.207%
Minimum Coupon	3.000%	4.000%	4.375%	4.625%	3.000%
Maximum Coupon	6.500%	6.875%	6.500%	6.750%	6.875%
Maximum Interest Rate	10.804%	10.595%	10.691%	10.675%	10.647%
Gross Margin	2.307%	2.256%	2.261%	2.664%	2.328%
Net Margin	2.057%	2.002%	2.011%	2.414%	2.076%
Six-Month LIBOR Indexed Percent	27.33%	15.55%	3.27%	0.96%	13.55%
One-Year LIBOR Indexed Percent	72.28%	83.19%	94.59%	16.57%	72.34%
One-Year CMT Indexed Percent	0.40%	1.26%	2.14%	82.47%	14.11%
FICO	729	738	743	744	738
Interest Only Percent	70.82%	82.37%	83.69%	78.45%	80.30%
Cash Out Refinance Percent	29.34%	7.62%	6.81%	14.04%	11.53%
California Percent	37.59%	52.08%	49.26%	51.23%	49.65%
Primary Residence Percent	98.95%	93.82%	92.83%	88.74%	93.61%
Single Family and PUD Percent	90.29%	89.79%	89.05%	82.55%	88.64%
Single Largest Zip Code Percent	1.28%	0.67%	1.95%	1.08%	0.49%
Largest Individual Loan Balance	$1,000,000	$2,496,926	$2,345,000	$1,120,000	$2,496,926
Original Loan-to-Value Ratio	72.43%	73.92%	73.82%	71.79%	73.36%
Current Loan-to-Value Ratio	72.06%	73.84%	73.72%	71.29%	73.18%
Maximum Maturity Date	8/1/2035	7/2/2035	7/1/2035	7/1/2035	8/1/2035
Minimum First Pay Date	7/1/2002	10/1/2003	4/1/2005	10/1/2004	7/1/2002
Maximum First Pay Date	9/1/2005	8/1/2005	8/1/2005	8/1/2005	9/1/2005

(1)                    Using July 1, 2005 cut-off data.

(2)                    Numbers may not add up to 100% due to rounding.

(3)                    None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Time Table

Cut-Off Date:                              August 1, 2005

Settlement Date:                          August 26, 2005

Distribution Date:                       25th of each month or the next business day

First Distribution Date:               September 26, 2005

Features of the Transaction

•             Offering consists of certificates totaling approximately $1,097,319,000 of which $1,056,307,000 are expected to be rated AAA/AAA/AAA by Fitch, S&P and DBRS.

•             The expected amount of credit support for the senior certificates will be 4.70% (+/-0.50%).

•             All collateral consists of 3-Year, 5-Year, 7-Year, and 10-Year hybrid adjustable rate mortgage loans with 100% set to mature within 30 years of the date of origination, secured by first liens on one-to four-family residential properties and originated or acquired by Countrywide Home Loans, Inc., National City Mortgage Co., Lydian Private Bank (Virtual Bank), Wells Fargo Bank, N.A. or purchased through the Goldman Sachs Residential Mortgage Conduit.

Structure of the Certificates

Distributions on the Senior Certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the subordinate certificates will be based on payments received or advanced on the mortgage loans in all four loan groups. The subordinate certificates will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, and Class B3 Certificates (the “Senior Subordinate Certificates”) and the Class B4, Class B5, and Class B6 Certificates (the “Junior Subordinate Certificates”, not offered hereby, and together with the Senior Subordinate Certificates, the “Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates and, therefore, provide credit enhancement for the Class 1A1 Certificates (the “Group 1 Senior Certificates”),the Class 2A1, Class 2A2 and Class 2A3 Certificates (the “Group 2 Senior Certificates”), the Class 3A1 Certificates (the “Group 3 Senior Certificates”), and the Class 4A1 Certificates (the “Group 4 Senior Certificates”).

If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the Senior Certificates will receive distributions of interest and principal before the Subordinate Certificates are entitled to receive distributions of interest and principal and the subordinate certificates will receive distributions in order of their numerical class designations.

Shifting Interest on the Offered Certificates

Unless the aggregate class principal balance of the Subordinate Certificates has reached a certain level relative to the Senior Certificates, and the delinquencies and losses on the mortgage loans, separately, do not exceed certain limits, the Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral groups until the 7th anniversary of the closing date (i.e., the distribution date in August 2012). Thereafter, the Senior Certificates will generally receive their share of scheduled principal payments and a disproportionately large but decreasing share of principal prepayments on the mortgage loans in the related collateral groups. This will result in a faster rate of return of principal to the Senior Certificates than would occur if those Senior Certificates and the Subordinate Certificates received all such payments pro rata, and increases the likelihood that holders of those Senior Certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:

If before the Distribution Date in September 2008 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage for the Senior Certificates, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments on the mortgage loans in the collateral groups subject to certain loss and delinquency criteria. If on or after the

Distribution Date in September 2008 the credit support for the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayments.

Priority of Distributions for the Offered Certificates

1.               From amounts received in the related loan groups, payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates;

2.               From amounts received in the related loan groups, payment of principal to the holders of the Senior Certificates in an amount equal to the related group’s senior principal distribution amount; For Group 2, approximately 47.50504% of the senior principal distribution amount will be paid, pro-rata, to the Class 2A1 Certificate and approximately 52.49496% of such amount will be paid, sequentially to the Class 2A2 and 2A3 Certificates, in that order.

3.               From the remaining amounts received on all of the mortgage loans, payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B1 Certificates.

Allocation of Realized Losses

Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero. If the Class Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the related mortgage loans would be allocated pro rata to the Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero.

Key Terms

Issuer:	GSR Mortgage Loan Trust 2005-AR5
Depositor:	GS Mortgage Securities Corp
Originators:

Countrywide Home Loans, Inc., National City Mortgage Co., Lydian Private Bank (Virtual Bank), Wells Fargo Bank, N.A. and various other originators whose collateral has been purchased through the Goldman Sachs Residential Mortgage Conduit.

Servicers:

Countrywide Home Loans, Inc., National City Mortgage Co., Wells Fargo Bank, N.A., Lydian Private Bank (Virtual Bank). 17.9% of the Mortgage Loans are currently sub-serviced by Countrywide Home Loans, Inc, on behalf of Goldman Sachs.

Master-Servicer:	Wells Fargo Bank, N.A.
Securities Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank, N.A.
Rating Agencies:	Fitch, S&P and Dominion Bond Rating Service.
Type of Issuance:	Public for all the Offered Certificates
Servicer Advancing:

To the extent requested by the rating agencies, the servicers are obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Interest Accrual:	The interest accrual period is calculated on a 30/360 basis and for the Certificates is the calendar month preceding the month of each Distribution Date.
Mortgage Loan Index:

The Six Month-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for Six-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Year U.S. dollar-denominated deposits as published in The Wall Street Journal. The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable interest rate reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Group 1 Mortgage Loans:

The Group 1 Mortgage Loans consist of 27.3% Six-Month LIBOR, 72.3% One-Year LIBOR, and 0.4% One-Year CMT Indexed 3-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 70.8% of the Group 1 Mortgage Loans require only the payment of interest for a certain period of time after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 3 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 1 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 2.491% for the first adjustment date and 1.791% for every adjustment date thereafter. The mortgage interest rates are subject to a weighed average lifetime maximum mortgage interest rate of 5.878% over the initial mortgage interest rate.

Group 2 Mortgage Loans:

The Group 2 Mortgage Loans consist of 15.6% Six-Month LIBOR, 83.2% One-Year LIBOR, and 1.3% One-Year CMT Indexed 5-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 82.4% of the Group 2 Mortgage Loans require only the payment of interest for a certain period of time after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 5 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 2 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.073% for the first adjustment date and 1.967% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rates of 5.135% over the initial mortgage interest rate.

Group 3 Mortgage Loans:

The Group 3 Mortgage Loans consist of 3.3% Six-Month LIBOR, 94.6% One-Year LIBOR, and 2.1% One-Year CMT Indexed 7-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 83.7% of the Group 3 Mortgage Loans require only the payment of interest for a certain period of time after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 7 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 3 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.039% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.039% over the initial mortgage interest rate.

Group 4 Mortgage Loans:

The Group 4 Mortgage Loans consist of 1.0% Six-Month LIBOR, 16.6% One-Year LIBOR, and 82.5% One-Year CMT Indexed 10-Year Hybrid ARMS secured by one-to-four family residential properties. Approximately 78.5% of the Group 4 Mortgage Loans require only the payment of interest for a certain fixed period after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 10 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 4 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.010% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.010% over the initial mortgage interest rate.

Expense Fee Rate:

The “Expense Fee Rate” is comprised of primary servicing fees. The weighted average Expense Fee Rate before the reset date will be equal to approximately 0.250%. 2.07% of the Mortgage Loans in Group 2 will have their weighted average Expense Fee Rate increase by 0.125% after the first adjustment date.

Expected Subordination:	4.70% (+/-0.50%) for the Senior Certificates.
Other Certificates:

The following Classes of “Other Certificates” will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby:

Certificate	Approximate Certificate Balance(1)	Initial Coupon(2)
B4	$4,987,000	5.1892%
B5	$3,879,000	5.1892%
B6	$2,218,230	5.1892%

1.     The Certificate Sizes are based on the projected August 1, 2005 balances of the Mortgage Loans, and are subject to a +/-5% variance.

2.     For the Class B-4, B-5 and B-6 subordinate certificates the Pass-Through Rate will equal the weighted average pass through rates from the mortgage loans.

Clean Up Call:	10% of the Cut-off Date principal balance of the Mortgage Loans.
Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes. The Class R Certificates will be treated as REMIC residual interests.
ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:	The Senior Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.
Minimum Denomination:	$25,000 for the Senior Certificates and $250,000 for the Subordinate Certificates.
Delivery:	Senior Certificates and the Senior Subordinate Certificates – DTC

                                                                                       GSR 2005-AR5

Goldman, Sachs & Co.                                                  Cut-off - July 1, 2005                                     All records

Stats

Count: 2,342

Current Balance: $1,131,023,806

Average Current Balance: $482,931

Gross Weighted Average Coupon: 5.440%

Net Weighted Average Coupon: 5.189%

Weighted Average Expense Rate: 0.250%

Weighted Average Expense Rate - after Reset:  0.252%

Original Term:  360

Remaining Term:  358

Age:  2

Original Loan-to-Value Ratio:  73.36%

Current Loan-to-Value Ratio:  73.18%

Margin:  2.328%

Net Margin:  2.076%

Non-Zero Initial Periodic Cap:  4.704%

Non-Zero Subsequent Periodic Cap:  1.952%

Lifetime Cap:  5.207%

Maximum Interest Rate:  10.647%

Months to Next Roll:  67

FICO Score:  738

Max Zip Code Percentage:  0.489%

Final Maturity: 2035-08-01

Product Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
10/1 ARM	380	$177,538,512	15.7%	5.660	5.410	744	71	78.5	25.5	88.6	16.7	83.3	0.0
10/6 ARM	4	1,721,781	0.2	6.154	5.904	742	80	71.0	51.1	100.0	0.0	0.0	100.0
3/1 ARM	234	112,964,839	10.0	4.958	4.708	730	71	66.1	73.5	98.6	99.5	0.5	0.0
3/6 ARM	126	42,474,628	3.8	4.838	4.588	726	75	83.5	85.4	100.0	0.0	0.0	100.0
5/1 ARM	1,071	571,012,389	50.5	5.438	5.187	739	74	80.5	50.5	92.9	98.5	1.5	0.0
5/6 ARM	267	105,168,505	9.3	5.580	5.330	734	75	92.5	53.8	98.6	0.0	0.0	100.0
7/1 ARM	250	116,218,892	10.3	5.653	5.403	744	74	84.1	41.0	92.6	97.8	2.2	0.0
7/6 ARM	10	3,924,260	0.3	5.758	5.508	734	70	71.5	49.1	100.0	0.0	0.0	100.0
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Group 1 - 3yr Hybrids	360	$155,439,467	13.7%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3
Group 2 - 5yr Hybrids	1,338	676,180,894	59.8	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6
Group 3 - 7yr Hybrids	260	120,143,152	10.6	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3
Group 4 - 10yr Hybrids	384	179,260,292	15.8	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Lower than $50,000.00	2	$56,556	0.0%	5.640	5.390	778	19	0.0	88.2	88.2	88.2	11.8	0.0
$50,000.01 to $200,000.00	204	29,381,514	2.6	5.575	5.325	735	72	80.2	79.7	95.7	49.3	7.4	43.3
$200,000.01 to $350,000.00	266	72,514,300	6.4	5.496	5.246	737	73	82.1	70.0	95.0	52.2	6.4	41.4
$350,000.01 to $500,000.00	1,001	425,901,816	37.7	5.468	5.218	738	74	80.1	46.2	93.3	72.8	15.9	11.3
$500,000.01 to $650,000.00	535	307,350,369	27.2	5.436	5.186	737	74	79.1	43.4	91.6	72.9	16.1	11.0
$650,000.01 to $800,000.00	156	111,720,619	9.9	5.408	5.158	740	73	80.4	45.2	97.4	73.5	15.6	11.0
$800,000.01 to $950,000.00	88	76,694,599	6.8	5.378	5.128	743	73	83.4	47.7	95.4	82.0	12.3	5.6
$950,000.01 to $1,100,000.00	62	61,373,788	5.4	5.286	5.036	734	68	80.7	48.6	100.0	72.7	12.8	14.6
$1,100,000.01 to $1,250,000.00	5	5,856,432	0.5	5.251	5.001	733	66	79.7	80.1	80.9	80.9	19.1	0.0
$1,250,000.01 to $1,400,000.00	3	4,007,140	0.4	5.546	5.296	728	72	67.6	66.8	100.0	100.0	0.0	0.0
$1,400,000.01 to $1,550,000.00	6	8,932,351	0.8	5.373	5.123	725	66	83.3	83.2	83.2	83.5	0.0	16.5
$1,550,000.01 to $1,700,000.00	2	3,174,500	0.3	5.807	5.557	725	70	100.0	100.0	100.0	50.4	0.0	49.6
$1,700,000.01 to $1,850,000.00	4	7,074,000	0.6	5.422	5.172	734	64	100.0	75.8	75.8	100.0	0.0	0.0
$1,850,000.01 to $2,000,000.00	5	9,723,896	0.9	5.348	5.098	753	64	80.0	80.3	80.0	100.0	0.0	0.0
$2,300,000.01 to $2,450,000.00	2	4,765,000	0.4	5.621	5.371	716	70	100.0	100.0	100.0	100.0	0.0	0.0
$2,450,000.01 to $2,600,000.00	1	2,496,926	0.2	4.875	4.625	772	50	0.0	100.0	100.0	100.0	0.0	0.0
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
3.000% to 3.249%	1	$570,350	0.1%	3.000	2.750	738	69	0.0	100.0	100.0	100.0	0.0	0.0
3.250% to 3.499%	1	684,961	0.1	3.375	3.125	630	70	0.0	100.0	100.0	100.0	0.0	0.0
3.500% to 3.749%	8	4,187,035	0.4	3.582	3.332	725	63	0.0	100.0	100.0	100.0	0.0	0.0
3.750% to 3.999%	9	4,122,563	0.4	3.835	3.585	731	72	54.5	100.0	100.0	45.5	0.0	54.5
4.000% to 4.249%	20	9,115,725	0.8	4.064	3.814	745	69	52.5	83.5	100.0	50.4	0.0	49.6
4.250% to 4.499%	30	16,905,228	1.5	4.340	4.090	733	68	76.2	83.0	100.0	67.5	3.2	29.3
4.500% to 4.749%	67	32,899,245	2.9	4.570	4.320	739	69	64.8	68.9	98.9	75.3	6.2	18.6
4.750% to 4.999%	170	87,516,414	7.7	4.836	4.586	741	71	65.7	69.8	95.4	84.0	6.2	9.8
5.000% to 5.249%	229	129,615,232	11.5	5.061	4.810	743	70	73.3	59.7	97.2	85.8	6.5	7.7
5.250% to 5.499%	373	184,545,464	16.3	5.319	5.069	739	74	77.2	46.1	94.3	77.2	11.4	11.5
5.500% to 5.749%	543	270,001,855	23.9	5.557	5.307	742	74	81.7	45.2	91.9	67.6	17.5	14.9
5.750% to 5.999%	725	308,095,465	27.2	5.801	5.550	734	75	89.6	41.6	91.3	62.4	21.0	16.6
6.000% to 6.249%	118	55,640,677	4.9	6.045	5.795	734	75	92.3	38.7	92.8	77.8	17.6	4.5
6.250% to 6.499%	42	22,158,719	2.0	6.279	6.029	728	74	90.7	33.6	94.8	98.0	2.0	0.0
6.500% to 6.749%	4	3,794,723	0.3	6.500	6.250	691	71	73.7	85.7	100.0	58.5	0.0	41.5
6.750% to 6.999%	2	1,170,150	0.1	6.844	6.594	712	80	100.0	0.0	100.0	75.2	0.0	24.8
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Original Term	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
180	1	$550,051	0.0%	5.625	5.375	760	79	0.0	100.0	100.0	100.0	0.0	0.0
360	2,341	1,130,473,755	100.0	5.439	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	356	$165,813,240	14.7%	5.547	5.296	740	75	85.2	44.2	94.3	64.2	3.8	32.0
1	793	417,782,440	36.9	5.516	5.266	741	74	86.8	37.7	91.9	88.8	2.0	9.1
2	704	322,155,008	28.5	5.596	5.346	739	72	81.6	46.6	91.8	53.9	40.8	5.3
3	123	44,541,974	3.9	5.426	5.176	725	73	73.0	79.0	94.9	56.1	24.3	19.6
4	46	18,563,239	1.6	5.335	5.085	734	75	75.2	82.1	100.0	55.8	1.1	43.1
5	164	87,175,686	7.7	5.047	4.797	735	71	59.9	77.3	100.0	95.7	0.8	3.6
6	58	27,344,155	2.4	4.952	4.702	731	70	66.5	67.7	98.2	85.1	4.3	10.6
7	14	8,918,364	0.8	4.608	4.358	748	63	64.2	48.2	100.0	97.2	0.0	2.8
8	4	1,630,300	0.1	4.521	4.271	751	73	100.0	100.0	100.0	0.0	0.0	100.0
9	4	1,139,223	0.1	5.173	4.923	721	79	36.5	69.0	100.0	63.5	0.0	36.5
10	10	4,093,636	0.4	4.890	4.640	730	80	100.0	100.0	100.0	49.4	0.0	50.6
11	6	2,290,508	0.2	4.557	4.307	728	78	48.0	100.0	100.0	0.0	0.0	100.0
12	15	7,941,037	0.7	4.398	4.148	724	66	37.4	100.0	100.0	49.0	0.0	51.0
13	27	12,556,529	1.1	4.074	3.824	712	68	29.6	100.0	100.0	54.9	0.0	45.1
14	8	3,418,344	0.3	3.843	3.593	732	68	42.6	100.0	100.0	57.4	0.0	42.6
15	4	1,961,259	0.2	4.189	3.939	749	72	59.6	100.0	100.0	40.4	0.0	59.6
16	3	2,213,469	0.2	4.355	4.105	678	67	100.0	100.0	100.0	0.0	0.0	100.0
17	1	647,567	0.1	4.125	3.875	752	78	0.0	100.0	100.0	0.0	0.0	100.0
22	1	325,119	0.0	4.625	4.375	681	43	0.0	0.0	100.0	0.0	100.0	0.0
37	1	512,708	0.0	5.875	5.625	753	76	0.0	100.0	100.0	0.0	0.0	100.0
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	7	$2,195,108	0.2%	5.439	5.189	727	17	94.1	65.8	81.8	49.7	50.3	0.0
20.001% to 30.000%	9	3,273,080	0.3	5.385	5.135	736	28	98.5	75.6	100.0	27.4	49.1	23.5
30.001% to 40.000%	28	12,017,298	1.1	5.248	4.998	754	36	61.1	61.5	97.1	75.3	8.5	16.1
40.001% to 50.000%	76	38,151,359	3.4	5.250	5.000	742	46	59.0	50.4	97.5	75.1	17.4	7.5
50.001% to 60.000%	151	77,068,071	6.8	5.358	5.108	737	56	71.5	44.8	95.2	75.4	17.7	6.8
60.001% to 70.000%	323	189,935,022	16.8	5.353	5.103	734	67	75.3	49.3	95.1	74.1	15.4	10.4
70.001% to 75.000%	266	138,990,378	12.3	5.401	5.151	735	73	79.7	56.4	90.4	75.6	12.2	12.2
75.001% to 80.000%	1,440	655,929,841	58.0	5.497	5.247	740	79	84.4	47.4	93.4	70.9	13.3	15.8
80.001% to 85.000%	10	3,030,886	0.3	5.345	5.008	693	84	61.2	93.8	100.0	67.6	20.9	11.5
85.001% to 90.000%	18	6,378,304	0.6	5.395	5.120	720	89	77.4	84.3	84.9	70.7	15.4	13.9
90.001% to 95.000%	14	4,054,457	0.4	5.597	5.347	729	94	88.1	81.6	100.0	70.9	12.8	16.4
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	8	$2,201,772	0.2%	5.440	5.190	727	17	93.8	65.6	81.5	49.5	50.5	0.0
20.001% to 30.000%	15	4,136,506	0.4	5.432	5.182	741	27	97.1	65.9	100.0	30.3	51.1	18.6
30.001% to 40.000%	28	12,017,298	1.1	5.248	4.998	754	36	61.1	61.5	97.1	75.3	8.5	16.1
40.001% to 50.000%	81	40,645,861	3.6	5.221	4.971	741	46	58.1	51.5	97.7	74.7	18.3	7.0
50.001% to 60.000%	152	77,913,328	6.9	5.376	5.126	738	56	73.1	42.9	94.7	74.3	18.9	6.8
60.001% to 70.000%	323	189,513,122	16.8	5.353	5.103	734	67	75.2	49.4	95.1	74.0	15.5	10.5
70.001% to 75.000%	268	140,531,588	12.4	5.401	5.151	734	74	78.8	56.9	90.7	76.1	11.7	12.2
75.001% to 80.000%	1,426	651,046,846	57.6	5.498	5.248	740	80	84.6	47.5	93.4	70.9	13.2	15.9
80.001% to 85.000%	9	2,584,723	0.2	5.275	4.924	696	84	54.5	92.7	100.0	79.2	7.3	13.5
85.001% to 90.000%	18	6,378,304	0.6	5.395	5.120	720	89	77.4	84.3	84.9	70.7	15.4	13.9
90.001% to 95.000%	14	4,054,457	0.4	5.597	5.347	729	94	88.1	81.6	100.0	70.9	12.8	16.4
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
620 to 639	13	$6,556,681	0.6%	5.148	4.898	634	68	32.1	93.6	92.2	54.4	39.9	5.7
640 to 679	228	103,325,625	9.1	5.486	5.232	667	71	75.3	79.1	94.2	53.6	30.3	16.1
680 to 699	240	114,013,701	10.1	5.516	5.266	689	74	78.9	75.4	97.6	73.2	5.7	21.1
700 to 719	322	159,264,900	14.1	5.478	5.228	709	75	84.4	45.1	95.5	82.7	3.5	13.7
720 to 759	713	342,234,503	30.3	5.424	5.174	740	74	82.6	41.3	94.7	76.2	10.3	13.5
760 to 799	724	358,928,399	31.7	5.401	5.151	778	73	78.4	42.9	91.3	72.4	17.2	10.5
800 to 819	102	46,699,996	4.1	5.468	5.218	807	71	84.7	39.8	86.2	50.6	35.4	14.0
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AL	3	$1,491,550	0.1%	5.155	4.905	744	63	100.0	22.9	100.0	43.6	33.5	22.9
AZ	81	29,833,326	2.6	5.587	5.337	736	73	94.2	44.6	92.9	72.4	9.1	18.5
CA	1,032	561,581,090	49.7	5.485	5.234	738	73	84.6	41.9	96.5	70.0	14.5	15.5
CO	79	37,119,627	3.3	5.458	5.208	745	73	75.6	55.3	92.9	76.4	12.3	11.3
CT	14	7,751,845	0.7	5.447	5.197	748	66	64.7	29.9	100.0	89.9	3.9	6.2
DC	14	6,342,390	0.6	5.214	4.964	733	73	80.2	66.3	100.0	66.3	33.7	0.0
DE	1	446,544	0.0	5.875	5.625	788	63	0.0	0.0	100.0	0.0	100.0	0.0
FL	132	59,594,709	5.3	5.382	5.132	742	75	87.7	49.1	74.7	66.7	12.9	20.4
GA	82	29,837,867	2.6	5.241	4.991	742	74	86.4	79.5	97.8	84.6	8.7	6.7
HI	10	7,569,107	0.7	5.581	5.331	748	78	66.5	50.1	41.3	100.0	0.0	0.0
IA	2	1,355,736	0.1	4.934	4.684	724	68	0.0	26.3	100.0	73.7	26.3	0.0
ID	6	3,093,014	0.3	5.550	5.300	750	70	84.5	37.5	87.6	100.0	0.0	0.0
IL	71	33,647,663	3.0	5.300	5.050	738	73	58.8	57.1	93.9	88.7	8.1	3.2
KY	7	2,605,765	0.2	5.164	4.914	704	80	86.5	100.0	100.0	70.6	13.5	15.9
MA	45	20,818,900	1.8	5.372	5.122	739	73	55.3	44.1	95.3	73.3	20.7	6.1
MD	99	40,585,118	3.6	5.507	5.257	731	74	84.6	60.5	92.9	76.1	14.3	9.7
ME	1	109,276	0.0	5.875	5.625	792	64	0.0	0.0	100.0	100.0	0.0	0.0
MI	31	15,277,180	1.4	5.067	4.817	746	67	58.7	87.6	97.4	83.3	5.0	11.8
MN	28	9,479,134	0.8	5.425	5.175	720	77	53.1	62.9	95.2	42.1	38.9	19.0
MO	14	6,020,100	0.5	5.202	4.952	716	74	43.3	68.3	91.5	73.8	19.1	7.1
MS	2	358,220	0.0	5.750	5.500	757	80	48.0	100.0	100.0	52.0	0.0	48.0
MT	3	774,540	0.1	5.271	5.021	735	70	54.1	20.1	45.9	54.1	45.9	0.0
NC	32	13,445,135	1.2	5.361	5.111	761	76	91.7	65.9	54.4	68.5	13.9	17.7
NH	1	420,000	0.0	5.250	5.000	685	80	0.0	100.0	100.0	100.0	0.0	0.0
NJ	52	24,922,144	2.2	5.479	5.229	734	73	76.6	45.3	80.1	69.8	20.7	9.5
NM	2	952,000	0.1	5.875	5.625	776	74	100.0	0.0	100.0	100.0	0.0	0.0
NV	62	29,750,622	2.6	5.470	5.220	737	75	78.6	55.3	88.6	90.7	4.1	5.3
NY	31	16,122,886	1.4	5.703	5.453	739	74	68.0	27.5	93.6	59.9	40.1	0.0
OH	21	8,020,796	0.7	5.433	5.183	747	76	69.3	73.1	100.0	71.8	11.5	16.7
OK	3	899,483	0.1	5.563	5.313	750	80	52.2	52.2	100.0	45.8	47.8	6.4
OR	22	9,775,852	0.9	5.602	5.352	731	74	82.2	36.9	93.4	90.0	5.1	5.0
PA	23	8,815,365	0.8	5.429	5.179	738	78	56.9	47.0	97.4	40.3	38.9	20.8
RI	2	645,482	0.1	5.419	5.169	732	70	0.0	0.0	100.0	64.8	0.0	35.2
SC	15	6,259,203	0.6	5.060	4.810	734	67	92.8	46.7	82.8	71.5	19.8	8.7
TN	6	2,062,180	0.2	5.135	4.885	724	63	91.5	47.9	100.0	87.2	0.0	12.8
TX	38	19,969,483	1.8	5.237	4.987	733	70	42.2	67.1	97.2	89.3	6.5	4.2
UT	11	2,152,313	0.2	5.576	5.326	716	76	83.0	56.5	100.0	57.5	0.0	42.5
VA	210	86,883,535	7.7	5.332	5.082	740	74	86.4	70.6	98.4	72.8	11.2	16.0
VT	1	284,038	0.0	5.375	5.125	792	79	0.0	100.0	0.0	100.0	0.0	0.0
WA	44	19,608,707	1.7	5.469	5.219	729	73	74.9	42.5	100.0	64.5	15.8	19.7
WI	7	3,506,394	0.3	5.302	5.052	737	71	15.4	51.6	100.0	37.1	62.9	0.0
WV	1	376,000	0.0	5.750	5.500	762	80	100.0	100.0	100.0	0.0	0.0	100.0
WY	1	459,485	0.0	5.375	5.125	743	65	0.0	0.0	100.0	100.0	0.0	0.0
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 YR CMT	316	$159,558,319	14.1%	5.599	5.349	744	71	74.1	19.7	87.9	0.0	100.0	0.0
1 YR LIBOR	1,619	818,176,313	72.3	5.419	5.168	738	73	79.9	52.9	93.7	100.0	0.0	0.0
6 MO LIBOR	407	153,289,173	13.6	5.385	5.135	732	75	89.2	62.4	99.1	0.0	0.0	100.0
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2.000%	44	$12,371,328	1.1%	5.720	5.470	727	76	74.9	42.0	98.5	73.4	0.0	26.6
2.250%	1,914	928,631,997	82.1	5.440	5.190	738	74	82.6	53.1	94.3	85.5	0.0	14.5
2.375%	4	723,586	0.1	5.356	5.106	722	88	100.0	100.0	100.0	0.0	0.0	100.0
2.500%	33	15,243,949	1.3	4.445	4.195	732	70	69.3	100.0	100.0	3.1	0.0	96.9
2.750%	341	172,896,174	15.3	5.505	5.253	742	71	69.6	25.8	88.9	7.6	92.3	0.1
2.875%	1	418,500	0.0	5.750	5.110	666	90	0.0	100.0	100.0	100.0	0.0	0.0
3.000%	5	738,272	0.1	5.427	5.177	690	80	0.0	100.0	100.0	100.0	0.0	0.0
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2/1/6	36	$16,399,716	1.4%	4.372	4.122	733	71	72.8	100.0	100.0	0.0	0.0	100.0
2/2/5	10	2,656,668	0.2	5.430	5.180	748	76	88.6	76.7	100.0	100.0	0.0	0.0
2/2/6	213	106,375,216	9.4	4.977	4.727	731	71	68.0	73.1	98.5	99.4	0.6	0.0
3/1/5	41	11,875,003	1.0	4.684	4.434	712	76	64.0	77.1	100.0	26.8	0.0	73.2
3/1/6	1	332,400	0.0	5.375	5.125	679	80	0.0	100.0	100.0	0.0	0.0	100.0
3/2/6	1	359,650	0.0	5.375	5.125	676	79	100.0	0.0	100.0	100.0	0.0	0.0
4/1/5	18	3,901,393	0.3	5.226	4.976	728	79	100.0	100.0	100.0	0.0	0.0	100.0
5/1/5	53	22,269,210	2.0	5.592	5.342	729	77	97.6	43.1	100.0	0.0	0.0	100.0
5/2/4.75	1	998,798	0.1	5.000	4.750	708	73	0.0	0.0	100.0	100.0	0.0	0.0
5/2/5	1,663	854,224,035	75.5	5.509	5.259	740	73	80.2	44.1	91.9	80.7	18.6	0.7
5/2/6	1	121,920	0.0	5.750	5.500	734	78	100.0	100.0	100.0	0.0	0.0	100.0
6/1/6	2	353,110	0.0	5.750	5.500	711	79	100.0	100.0	100.0	0.0	0.0	100.0
6/2/5.5	1	1,000,000	0.1	4.750	4.500	686	61	100.0	100.0	100.0	0.0	0.0	100.0
6/2/6	301	110,156,686	9.7	5.573	5.323	733	75	92.3	56.5	98.6	14.4	0.0	85.6
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
8.000% to 8.499%	2	$1,255,312	0.1%	3.205	2.955	679	69	0.0	100.0	100.0	100.0	0.0	0.0
8.500% to 8.999%	3	1,112,409	0.1	3.693	3.443	706	69	0.0	100.0	100.0	100.0	0.0	0.0
9.000% to 9.499%	10	5,282,271	0.5	4.254	4.004	742	76	84.0	62.0	100.0	64.0	10.3	25.7
9.500% to 9.999%	159	83,404,765	7.4	4.708	4.458	743	70	59.6	67.5	95.2	83.5	8.2	8.3
10.000% to 10.499%	534	283,216,520	25.0	5.143	4.892	741	72	74.0	52.8	95.2	83.1	10.4	6.5
10.500% to 10.999%	1,073	519,951,547	46.0	5.606	5.355	739	74	83.6	42.6	91.0	72.0	21.6	6.4
11.000% to 11.499%	257	121,452,483	10.7	5.738	5.488	733	74	86.7	48.7	95.3	73.9	8.4	17.7
11.500% to 11.999%	290	108,718,410	9.6	5.706	5.456	729	75	91.5	59.4	98.0	36.2	0.0	63.8
12.000% to 12.499%	12	5,342,715	0.5	6.035	5.785	732	76	90.6	43.9	100.0	53.0	0.0	47.0
12.500% to 12.999%	2	1,287,373	0.1	6.556	6.306	688	69	22.5	77.5	100.0	77.5	0.0	22.5
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
7 to 36	360	$155,439,467	13.7%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3
37 to 60	1,338	676,180,894	59.8	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6
61 to 84	260	120,143,152	10.6	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3
85 to 120	384	179,260,292	15.8	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2-4 Family	14	$7,592,519	0.7%	5.422	5.172	765	75	78.4	38.1	100.0	32.7	27.9	39.4
Condominium	271	117,795,778	10.4	5.446	5.196	747	75	77.9	40.5	79.8	67.8	22.0	10.2
Co-op	5	2,166,785	0.2	5.681	5.431	735	81	56.5	0.0	100.0	0.0	100.0	0.0
Planned Unit Development	642	309,479,181	27.4	5.376	5.126	738	75	83.9	56.4	96.4	86.1	0.5	13.4
Single Family	1,408	693,006,688	61.3	5.469	5.218	736	72	79.3	48.1	94.6	67.6	18.4	14.0
Townhouse	2	982,854	0.1	3.500	3.250	692	69	0.0	100.0	100.0	100.0	0.0	0.0
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Investment	5	$2,286,459	0.2%	5.618	5.368	673	64	0.0	81.9	0.0	0.0	100.0	0.0
Primary Residence	2,194	1,058,789,559	93.6	5.430	5.180	737	73	80.2	50.3	100.0	72.4	13.3	14.3
Second Home	143	69,947,788	6.2	5.579	5.329	753	75	84.4	36.9	0.0	73.6	24.3	2.1
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Cash Out Refinance	308	$130,445,757	11.5%	5.350	5.100	721	65	77.2	64.2	99.6	60.1	14.0	25.9
Purchase	1,553	759,965,433	67.2	5.472	5.222	744	76	83.3	42.1	91.1	69.6	16.5	13.9
Rate Term Refinance	481	240,612,615	21.3	5.387	5.135	729	68	72.5	64.8	98.3	87.6	6.6	5.8
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Full Documentation	1,215	$559,784,168	49.5%	5.336	5.086	729	73	75.7	100.0	95.1	77.3	5.6	17.1
No Documentation	63	28,710,289	2.5	5.619	5.369	762	65	77.3	0.0	92.0	0.0	100.0	0.0
Stated Documentation	1,064	542,529,349	48.0	5.537	5.287	746	74	85.2	0.0	92.2	71.1	18.3	10.6
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	2,186	$1,057,218,719	93.5%	5.435	5.184	738	73	79.8	50.0	93.8	71.5	15.1	13.4
6	3	747,219	0.1	5.750	5.500	742	78	100.0	17.9	100.0	0.0	0.0	100.0
12	61	31,842,075	2.8	5.562	5.307	743	76	94.7	24.3	93.5	98.6	0.0	1.4
24	1	227,245	0.0	5.375	5.125	683	65	0.0	0.0	100.0	100.0	0.0	0.0
36	70	30,725,744	2.7	5.530	5.280	732	72	89.0	48.6	88.2	67.8	0.0	32.2
60	21	10,262,805	0.9	5.275	5.025	733	73	61.9	81.6	94.9	95.8	0.0	4.2
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
N	467	$222,762,698	19.7%	5.223	4.972	736	70	0.0	61.0	94.1	74.0	18.6	7.4
Y	1,875	908,261,108	80.3	5.493	5.242	739	74	100.0	46.7	93.5	71.9	13.0	15.1
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Interest Only Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	467	$222,762,698	19.7%	5.223	4.972	736	70	0.0	61.0	94.1	74.0	18.6	7.4
36	181	90,288,825	8.0	4.984	4.734	729	73	100.0	76.0	98.2	79.0	0.7	20.4
60	887	471,948,030	41.7	5.483	5.233	739	75	100.0	46.3	92.8	95.4	0.7	3.9
84	208	96,533,258	8.5	5.683	5.433	743	75	100.0	38.7	92.3	97.8	1.9	0.2
120	599	249,490,994	22.1	5.621	5.371	740	73	100.0	39.9	93.5	14.9	45.1	40.0
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
CurrLTV <= 80	2,301	$1,118,006,321	98.8%	5.440	5.190	738	73	80.4	49.1	93.6	72.3	14.1	13.5
CurrLTV > 80 and Insured	41	13,017,485	1.2	5.434	5.152	718	90	76.2	85.1	92.6	72.4	13.0	14.6
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Countrywide	897	$494,202,185	43.7%	5.507	5.256	740	74	83.5	40.8	92.2	100.0	0.0	0.0
Countrywide Sub-serviced	514	202,518,711	17.9	5.545	5.295	734	75	92.9	54.7	97.4	31.5	4.4	64.1
National City Mortgage	557	248,140,521	21.9	5.278	5.028	737	71	73.0	75.9	96.3	99.4	0.6	0.0
Virtual Bank	79	37,061,258	3.3	4.319	4.069	722	70	49.0	100.0	100.0	36.5	0.0	63.5
Wells Fargo	295	149,101,130	13.2	5.621	5.371	743	72	72.7	14.8	87.1	0.0	100.0	0.0
Total:	2,342	$1,131,023,806	100.0%	5.440	5.189	738	73	80.3	49.5	93.6	72.3	14.1	13.6

Stats

Count:    360

Current Balance   : $155,439,467

Average Current Balance:     $431,776

Gross Weighted Average Coupon:    4.925%

Net Weighted Average Coupon:    4.675%

Weighted Average Expense Rate:    0.250%

Weighted Average Expense Rate  after Reset:    0.250%

Original Term:    360

Remaining Term:    354

Age:    6

Original Loan-to-Value Ratio:    72.43%

Current Loan-to-Value Ratio:    72.06%

Margin:    2.307%

Net Margin:   2.057%

Non-Zero Initial Periodic Cap:    2.491%

Non-Zero Subsequent Periodic Cap:    1.791%

Lifetime Cap:    5.878%

Maximum Interest Rate:   10.804%

Months to Next Roll:    30

FICO Score:    729

Max Zip Code Percentage:   1.282%

Final Maturity: 2035-08-01

Product Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
3/1 ARM	234	$112,964,839	72.7%	4.958	4.708	730	71	66.1	73.5	98.6	99.5	0.5	0.0
3/6 ARM	126	42,474,628	27.3	4.838	4.588	726	75	83.5	85.4	100.0	0.0	0.0	100.0
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Group 1 - 3yr Hybrids	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
$50,000.01 to $200,000.00	40	$5,715,127	3.7%	5.137	4.887	722	74	70.1	82.8	100.0	26.7	0.0	73.3
$200,000.01 to $350,000.00	77	20,960,246	13.5	5.046	4.796	734	75	75.9	76.4	100.0	29.8	0.0	70.2
$350,000.01 to $500,000.00	128	53,059,877	34.1	4.995	4.745	727	73	73.4	75.4	99.3	82.6	0.0	17.4
$500,000.01 to $650,000.00	78	45,037,328	29.0	4.912	4.662	735	73	66.9	78.8	97.2	80.1	1.4	18.5
$650,000.01 to $800,000.00	17	12,402,932	8.0	4.553	4.303	729	69	53.3	82.3	100.0	81.0	0.0	19.0
$800,000.01 to $950,000.00	12	10,355,496	6.7	4.728	4.478	736	66	92.1	66.6	100.0	84.1	0.0	15.9
$950,000.01 to $1,100,000.00	8	7,908,460	5.1	4.891	4.641	687	64	62.4	75.0	100.0	74.7	0.0	25.3
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
3.000% to 3.249%	1	$570,350	0.4%	3.000	2.750	738	69	0.0	100.0	100.0	100.0	0.0	0.0
3.250% to 3.499%	1	684,961	0.4	3.375	3.125	630	70	0.0	100.0	100.0	100.0	0.0	0.0
3.500% to 3.749%	8	4,187,035	2.7	3.582	3.332	725	63	0.0	100.0	100.0	100.0	0.0	0.0
3.750% to 3.999%	9	4,122,563	2.7	3.835	3.585	731	72	54.5	100.0	100.0	45.5	0.0	54.5
4.000% to 4.249%	18	7,995,725	5.1	4.073	3.823	743	68	45.9	95.2	100.0	43.5	0.0	56.5
4.250% to 4.499%	25	13,938,579	9.0	4.333	4.083	727	65	71.1	85.8	100.0	68.3	0.0	31.7
4.500% to 4.749%	45	21,938,784	14.1	4.565	4.315	735	71	66.6	70.8	100.0	72.6	0.0	27.4
4.750% to 4.999%	62	26,451,107	17.0	4.819	4.569	730	72	72.1	85.1	98.6	70.4	2.3	27.3
5.000% to 5.249%	44	19,084,142	12.3	5.060	4.810	726	73	81.4	79.3	100.0	82.7	0.0	17.3
5.250% to 5.499%	65	23,283,269	15.0	5.310	5.060	733	76	81.7	65.5	97.3	63.5	0.0	36.5
5.500% to 5.749%	47	17,258,531	11.1	5.553	5.303	723	76	74.9	67.1	96.3	78.0	0.0	22.0
5.750% to 5.999%	30	12,854,345	8.3	5.815	5.565	725	73	85.7	66.2	100.0	80.9	0.0	19.1
6.000% to 6.249%	2	949,052	0.6	6.125	5.875	766	65	100.0	0.0	100.0	100.0	0.0	0.0
6.250% to 6.499%	2	1,123,800	0.7	6.250	6.000	690	75	100.0	54.5	100.0	100.0	0.0	0.0
6.500% to 6.749%	1	997,223	0.6	6.500	6.250	685	65	0.0	100.0	100.0	100.0	0.0	0.0
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Original Term	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
360	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	9	$2,277,430	1.5%	5.428	5.178	718	79	41.4	54.4	100.0	55.1	0.0	44.9
1	13	3,865,417	2.5	5.317	5.067	742	76	61.4	34.3	100.0	40.4	0.0	59.6
2	101	46,384,394	29.8	5.337	5.087	735	74	86.2	72.1	96.5	91.2	1.3	7.4
3	39	12,685,047	8.2	5.295	5.045	732	73	79.1	88.3	100.0	63.4	0.0	36.6
4	15	4,305,620	2.8	5.044	4.794	716	80	95.9	73.0	100.0	0.0	0.0	100.0
5	62	29,131,594	18.7	4.935	4.685	724	70	67.8	65.6	100.0	93.2	0.0	6.8
6	33	15,001,730	9.7	4.832	4.582	725	72	88.0	73.6	100.0	81.2	0.0	18.8
7	11	6,142,864	4.0	4.512	4.262	753	62	48.1	51.1	100.0	96.0	0.0	4.0
8	4	1,630,300	1.0	4.521	4.271	751	73	100.0	100.0	100.0	0.0	0.0	100.0
9	1	275,000	0.2	4.875	4.625	644	77	100.0	100.0	100.0	0.0	0.0	100.0
10	8	2,483,636	1.6	4.687	4.437	745	81	100.0	100.0	100.0	16.7	0.0	83.3
11	6	2,290,508	1.5	4.557	4.307	728	78	48.0	100.0	100.0	0.0	0.0	100.0
12	15	7,941,037	5.1	4.398	4.148	724	66	37.4	100.0	100.0	49.0	0.0	51.0
13	27	12,556,529	8.1	4.074	3.824	712	68	29.6	100.0	100.0	54.9	0.0	45.1
14	7	3,133,358	2.0	3.760	3.510	738	65	37.4	100.0	100.0	62.6	0.0	37.4
15	4	1,961,259	1.3	4.189	3.939	749	72	59.6	100.0	100.0	40.4	0.0	59.6
16	3	2,213,469	1.4	4.355	4.105	678	67	100.0	100.0	100.0	0.0	0.0	100.0
17	1	647,567	0.4	4.125	3.875	752	78	0.0	100.0	100.0	0.0	0.0	100.0
37	1	512,708	0.3	5.875	5.625	753	76	0.0	100.0	100.0	0.0	0.0	100.0
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	1	$130,001	0.1%	4.750	4.500	730	14	0.0	100.0	100.0	100.0	0.0	0.0
20.001% to 30.000%	1	770,000	0.5	4.375	4.125	674	29	100.0	100.0	100.0	0.0	0.0	100.0
30.001% to 40.000%	4	1,641,285	1.1	4.482	4.232	792	36	65.7	100.0	100.0	90.9	0.0	9.1
40.001% to 50.000%	8	3,712,653	2.4	4.766	4.516	744	46	66.2	89.8	100.0	76.4	0.0	23.6
50.001% to 60.000%	29	12,810,970	8.2	4.882	4.632	732	55	43.7	64.4	100.0	93.9	0.0	6.1
60.001% to 70.000%	63	34,431,143	22.2	4.757	4.507	721	66	66.0	62.8	100.0	84.1	0.0	15.9
70.001% to 75.000%	46	24,357,660	15.7	4.790	4.540	734	73	60.9	77.8	97.5	76.2	0.0	23.8
75.001% to 80.000%	199	75,096,636	48.3	5.076	4.826	729	79	80.5	82.7	98.7	62.4	0.8	36.8
80.001% to 85.000%	1	214,600	0.1	4.375	4.125	713	82	100.0	100.0	100.0	0.0	0.0	100.0
85.001% to 90.000%	4	1,330,249	0.9	4.948	4.698	725	89	100.0	100.0	100.0	61.1	0.0	38.9
90.001% to 95.000%	4	944,269	0.6	5.046	4.796	715	95	65.3	100.0	100.0	74.8	0.0	25.2
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	1	$130,001	0.1%	4.750	4.500	730	14	0.0	100.0	100.0	100.0	0.0	0.0
20.001% to 30.000%	2	838,960	0.5	4.416	4.166	675	28	91.8	100.0	100.0	8.2	0.0	91.8
30.001% to 40.000%	4	1,641,285	1.1	4.482	4.232	792	36	65.7	100.0	100.0	90.9	0.0	9.1
40.001% to 50.000%	11	5,406,256	3.5	4.628	4.378	738	47	51.0	93.0	100.0	83.8	0.0	16.2
50.001% to 60.000%	27	11,760,301	7.6	4.934	4.684	736	55	47.6	61.2	100.0	93.3	0.0	6.7
60.001% to 70.000%	63	34,549,994	22.2	4.752	4.502	721	66	66.2	61.7	100.0	84.1	0.0	15.9
70.001% to 75.000%	45	23,984,740	15.4	4.788	4.538	733	74	60.0	79.3	97.4	75.8	0.0	24.2
75.001% to 80.000%	198	74,638,812	48.0	5.084	4.834	729	79	81.0	82.6	98.6	62.2	0.8	37.0
80.001% to 85.000%	1	214,600	0.1	4.375	4.125	713	82	100.0	100.0	100.0	0.0	0.0	100.0
85.001% to 90.000%	4	1,330,249	0.9	4.948	4.698	725	89	100.0	100.0	100.0	61.1	0.0	38.9
90.001% to 95.000%	4	944,269	0.6	5.046	4.796	715	95	65.3	100.0	100.0	74.8	0.0	25.2
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
620 to 639	5	$2,500,048	1.6%	4.262	4.012	634	72	15.3	100.0	100.0	85.0	0.0	15.0
640 to 679	51	20,520,244	13.2	4.982	4.732	664	71	76.1	88.7	97.0	59.8	0.0	40.2
680 to 699	43	21,524,708	13.8	5.134	4.884	688	72	75.5	67.8	97.0	82.4	0.0	17.6
700 to 719	48	18,034,845	11.6	4.928	4.678	709	74	76.0	86.0	100.0	66.3	0.0	33.7
720 to 759	106	46,699,122	30.0	4.847	4.597	740	74	69.4	71.4	99.2	70.4	1.3	28.2
760 to 799	97	42,377,653	27.3	4.903	4.653	776	70	69.8	76.2	100.0	75.4	0.0	24.6
800 to 819	10	3,782,848	2.4	5.049	4.799	808	68	56.1	74.5	100.0	90.3	0.0	9.7
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AL	1	$341,650	0.2%	5.000	4.750	703	79	100.0	100.0	100.0	0.0	0.0	100.0
AZ	5	2,481,336	1.6	5.259	5.009	759	66	100.0	82.4	100.0	100.0	0.0	0.0
CA	121	58,435,634	37.6	5.051	4.801	731	71	70.1	61.5	100.0	81.1	0.0	18.9
CO	14	5,877,698	3.8	5.288	5.038	733	75	65.0	91.4	100.0	73.5	0.0	26.5
DC	2	1,229,050	0.8	4.779	4.529	693	83	100.0	100.0	100.0	100.0	0.0	0.0
FL	36	15,214,841	9.8	4.731	4.481	733	73	85.3	86.6	93.4	32.6	0.0	67.4
GA	16	6,244,689	4.0	4.947	4.697	741	74	92.0	100.0	100.0	93.9	0.0	6.1
HI	1	599,922	0.4	5.250	5.000	695	75	100.0	0.0	100.0	100.0	0.0	0.0
ID	1	448,552	0.3	6.125	5.875	755	59	100.0	0.0	100.0	100.0	0.0	0.0
IL	14	7,272,121	4.7	4.495	4.245	710	65	20.9	93.0	100.0	98.5	0.0	1.5
KY	1	128,700	0.1	5.250	5.000	713	80	100.0	100.0	100.0	0.0	0.0	100.0
MA	4	1,215,874	0.8	4.420	4.170	725	78	20.4	100.0	100.0	79.6	0.0	20.4
MD	17	7,417,255	4.8	5.044	4.794	725	70	67.8	75.0	100.0	84.8	0.0	15.2
MI	12	6,315,960	4.1	4.481	4.231	723	68	43.4	100.0	100.0	75.0	0.0	25.0
MN	5	2,067,258	1.3	4.895	4.645	745	74	68.7	68.6	100.0	59.9	30.0	10.1
MO	4	2,110,657	1.4	4.482	4.232	680	73	0.0	100.0	100.0	84.3	0.0	15.7
NC	9	3,615,896	2.3	4.918	4.668	744	75	100.0	89.8	82.9	39.4	0.0	60.6
NJ	9	2,463,859	1.6	4.813	4.563	721	72	71.8	75.3	100.0	38.2	0.0	61.8
NV	9	3,577,852	2.3	4.831	4.581	707	78	50.2	93.9	100.0	74.5	0.0	25.5
OH	7	2,320,466	1.5	4.857	4.607	748	76	75.3	100.0	100.0	51.2	0.0	48.8
OR	2	624,370	0.4	5.759	5.509	766	73	76.9	100.0	100.0	100.0	0.0	0.0
PA	5	1,399,200	0.9	5.237	4.987	719	80	100.0	50.3	100.0	34.3	0.0	65.7
RI	1	226,951	0.1	5.500	5.250	773	80	0.0	0.0	100.0	0.0	0.0	100.0
SC	4	2,113,615	1.4	4.678	4.428	730	65	100.0	61.7	100.0	86.9	0.0	13.1
TN	1	900,000	0.6	4.500	4.250	728	67	100.0	0.0	100.0	100.0	0.0	0.0
TX	6	2,512,690	1.6	5.082	4.832	756	66	25.1	61.4	100.0	100.0	0.0	0.0
UT	5	794,913	0.5	5.341	5.091	699	75	72.5	51.6	100.0	48.4	0.0	51.6
VA	46	16,955,970	10.9	4.824	4.574	725	75	90.6	92.6	100.0	56.3	0.0	43.7
WA	1	143,343	0.1	5.500	5.250	758	70	0.0	0.0	100.0	0.0	0.0	100.0
WI	1	389,144	0.3	5.000	4.750	701	63	0.0	100.0	100.0	100.0	0.0	0.0
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 YR CMT	1	$620,000	0.4%	4.875	4.625	730	80	100.0	100.0	100.0	0.0	100.0	0.0
1 YR LIBOR	233	112,344,839	72.3	4.958	4.708	730	71	65.9	73.4	98.6	100.0	0.0	0.0
6 MO LIBOR	126	42,474,628	27.3	4.838	4.588	726	75	83.5	85.4	100.0	0.0	0.0	100.0
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2.000%	6	$1,381,030	0.9%	5.513	5.263	715	79	42.5	50.6	100.0	65.1	0.0	34.9
2.250%	302	128,314,927	82.5	5.049	4.799	730	73	76.6	72.4	98.7	78.8	0.0	21.2
2.500%	32	14,766,625	9.5	4.411	4.161	730	71	71.6	100.0	100.0	0.0	0.0	100.0
2.750%	20	10,976,885	7.1	4.093	3.843	722	67	5.6	100.0	100.0	94.4	5.6	0.0
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2/1/6	36	$16,399,716	10.6%	4.372	4.122	733	71	72.8	100.0	100.0	0.0	0.0	100.0
2/2/5	10	2,656,668	1.7	5.430	5.180	748	76	88.6	76.7	100.0	100.0	0.0	0.0
2/2/6	212	105,925,216	68.1	4.977	4.727	731	71	67.9	73.5	98.5	99.4	0.6	0.0
3/1/5	41	11,875,003	7.6	4.684	4.434	712	76	64.0	77.1	100.0	26.8	0.0	73.2
3/1/6	1	332,400	0.2	5.375	5.125	679	80	0.0	100.0	100.0	0.0	0.0	100.0
3/2/6	1	359,650	0.2	5.375	5.125	676	79	100.0	0.0	100.0	100.0	0.0	0.0
4/1/5	18	3,901,393	2.5	5.226	4.976	728	79	100.0	100.0	100.0	0.0	0.0	100.0
6/2/5.5	1	1,000,000	0.6	4.750	4.500	686	61	100.0	100.0	100.0	0.0	0.0	100.0
6/2/6	40	12,989,421	8.4	5.212	4.962	726	77	84.8	66.6	100.0	6.5	0.0	93.5
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
8.000% to 8.499%	2	$1,255,312	0.8%	3.205	2.955	679	69	0.0	100.0	100.0	100.0	0.0	0.0
8.500% to 8.999%	3	1,112,409	0.7	3.693	3.443	706	69	0.0	100.0	100.0	100.0	0.0	0.0
9.000% to 9.499%	3	1,195,623	0.8	4.190	3.940	676	66	29.1	100.0	100.0	31.1	0.0	68.9
9.500% to 9.999%	30	11,187,349	7.2	4.074	3.824	730	71	47.9	95.2	100.0	48.2	0.0	51.8
10.000% to 10.499%	71	28,936,725	18.6	4.509	4.259	733	69	74.1	83.7	100.0	49.5	0.0	50.5
10.500% to 10.999%	105	47,081,249	30.3	4.771	4.521	733	72	69.6	78.2	99.2	74.5	1.3	24.2
11.000% to 11.499%	78	35,070,528	22.6	5.195	4.945	731	74	76.8	72.6	98.2	81.2	0.0	18.8
11.500% to 11.999%	63	26,530,198	17.1	5.661	5.411	722	75	79.7	63.9	97.6	87.8	0.0	12.2
12.000% to 12.499%	4	2,072,852	1.3	6.193	5.943	725	70	100.0	29.6	100.0	100.0	0.0	0.0
12.500% to 12.999%	1	997,223	0.6	6.500	6.250	685	65	0.0	100.0	100.0	100.0	0.0	0.0
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
19	1	$647,567	0.4%	4.125	3.875	752	78	0.0	100.0	100.0	0.0	0.0	100.0
20	3	2,213,469	1.4	4.355	4.105	678	67	100.0	100.0	100.0	0.0	0.0	100.0
21	4	1,961,259	1.3	4.189	3.939	749	72	59.6	100.0	100.0	40.4	0.0	59.6
22	7	3,133,358	2.0	3.760	3.510	738	65	37.4	100.0	100.0	62.6	0.0	37.4
23	27	12,556,529	8.1	4.074	3.824	712	68	29.6	100.0	100.0	54.9	0.0	45.1
24	15	7,941,037	5.1	4.398	4.148	724	66	37.4	100.0	100.0	49.0	0.0	51.0
25	6	2,290,508	1.5	4.557	4.307	728	78	48.0	100.0	100.0	0.0	0.0	100.0
26	8	2,483,636	1.6	4.687	4.437	745	81	100.0	100.0	100.0	16.7	0.0	83.3
27	1	275,000	0.2	4.875	4.625	644	77	100.0	100.0	100.0	0.0	0.0	100.0
28	4	1,630,300	1.0	4.521	4.271	751	73	100.0	100.0	100.0	0.0	0.0	100.0
29	11	6,142,864	4.0	4.512	4.262	753	62	48.1	51.1	100.0	96.0	0.0	4.0
30	33	15,001,730	9.7	4.832	4.582	725	72	88.0	73.6	100.0	81.2	0.0	18.8
31	62	29,131,594	18.7	4.935	4.685	724	70	67.8	65.6	100.0	93.2	0.0	6.8
32	15	4,305,620	2.8	5.044	4.794	716	80	95.9	73.0	100.0	0.0	0.0	100.0
33	39	12,685,047	8.2	5.295	5.045	732	73	79.1	88.3	100.0	63.4	0.0	36.6
34	101	46,384,394	29.8	5.337	5.087	735	74	86.2	72.1	96.5	91.2	1.3	7.4
35	14	4,378,125	2.8	5.383	5.133	744	76	54.2	42.0	100.0	35.6	0.0	64.4
36	9	2,277,430	1.5	5.428	5.178	718	79	41.4	54.4	100.0	55.1	0.0	44.9
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2-4 Family	3	$1,189,151	0.8%	4.921	4.671	716	80	80.9	80.9	100.0	0.0	0.0	100.0
Condominium	35	12,919,134	8.3	4.847	4.597	736	73	61.6	72.2	100.0	78.1	0.0	21.9
Planned Unit Development	117	50,009,804	32.2	4.903	4.653	734	74	78.3	78.0	100.0	71.9	0.0	28.1
Single Family	203	90,338,524	58.1	4.964	4.714	726	71	68.6	76.4	98.2	72.3	0.7	27.0
Townhouse	2	982,854	0.6	3.500	3.250	692	69	0.0	100.0	100.0	100.0	0.0	0.0
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Primary Residence	357	$153,811,467	99.0%	4.921	4.671	729	72	70.5	76.9	100.0	72.0	0.4	27.6
Second Home	3	1,628,000	1.0	5.315	5.065	697	76	100.0	60.3	0.0	100.0	0.0	0.0
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Cash Out Refinance	101	$45,599,070	29.3%	4.780	4.530	717	68	62.4	83.2	100.0	72.2	1.4	26.4
Purchase	191	77,000,261	49.5	4.981	4.731	732	76	77.5	76.4	98.4	64.1	0.0	35.9
Rate Term Refinance	68	32,840,137	21.1	4.994	4.744	738	67	66.9	68.7	98.9	91.5	0.0	8.5
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Full Documentation	278	$119,287,259	76.7%	4.850	4.600	727	72	68.7	100.0	99.2	69.1	0.5	30.4
Stated Documentation	82	36,152,208	23.3	5.172	4.922	734	71	77.7	0.0	98.2	82.8	0.0	17.2
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	342	$151,290,661	97.3%	4.913	4.663	729	72	70.6	76.6	98.9	73.3	0.4	26.3
12	3	716,352	0.5	5.399	5.149	773	79	63.0	63.0	100.0	37.0	0.0	63.0
24	1	227,245	0.1	5.375	5.125	683	65	0.0	0.0	100.0	100.0	0.0	0.0
36	13	2,981,208	1.9	5.352	5.102	695	78	89.5	89.5	100.0	30.2	0.0	69.8
60	1	224,000	0.1	5.500	5.250	785	80	100.0	100.0	100.0	0.0	0.0	100.0
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
N	105	$45,353,329	29.2%	4.667	4.417	731	68	0.0	82.2	100.0	84.5	0.0	15.5
Y	255	110,086,138	70.8	5.031	4.781	728	74	100.0	74.5	98.5	67.2	0.6	32.2
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Interest Only Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	105	$45,353,329	29.2%	4.667	4.417	731	68	0.0	82.2	100.0	84.5	0.0	15.5
36	181	90,288,825	58.1	4.984	4.734	729	73	100.0	76.0	98.2	79.0	0.7	20.4
120	74	19,797,313	12.7	5.248	4.998	726	78	100.0	67.5	100.0	13.7	0.0	86.3
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
CurrLTV <= 80	351	$152,950,348	98.4%	4.925	4.675	729	72	70.6	76.4	98.9	72.5	0.4	27.1
CurrLTV > 80 and Insured	9	2,489,118	1.6	4.936	4.686	720	91	86.8	100.0	100.0	61.0	0.0	39.0
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Countrywide Sub-serviced	92	$24,140,241	15.5%	5.276	5.026	726	78	85.4	63.6	100.0	21.5	0.0	78.5
National City Mortgage	189	94,237,968	60.6	5.073	4.823	732	71	75.7	71.0	98.3	99.3	0.7	0.0
Virtual Bank	79	37,061,258	23.8	4.319	4.069	722	70	49.0	100.0	100.0	36.5	0.0	63.5
Total:	360	$155,439,467	100.0%	4.925	4.675	729	72	70.8	76.7	99.0	72.3	0.4	27.3

Stats

Count: 1,338

Current Balance: $676,180,894

Average Current Balance: $505,367

Gross Weighted Average Coupon: 5.460%

Net Weighted Average Coupon: 5.209%

Weighted Average Expense Rate: 0.251%

Weighted Average Expense Rate - after Reset: 0.253%

Original Term: 360

Remaining Term: 358

Age: 2

Original Loan-to-Value Ratio: 73.92%

Current Loan-to-Value Ratio: 73.84%

Margin: 2.256%

Net Margin: 2.002%

Non-Zero Initial Periodic Cap: 5.073%

Non-Zero Subsequent Periodic Cap: 1.967%

Lifetime Cap: 5.135%

Maximum Interest Rate: 10.595%

Months to Next Roll: 58

FICO Score: 738

Max Zip Code Percentage: 0.674%

Final Maturity: 2035-07-02

Product Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
5/1 ARM	1,071	$571,012,389	84.4%	5.438	5.187	739	74	80.5	50.5	92.9	98.5	1.5	0.0
5/6 ARM	267	105,168,505	15.6	5.580	5.330	734	75	92.5	53.8	98.6	0.0	0.0	100.0
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Group 2 - 5yr Hybrids	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
$50,000.01 to $200,000.00	104	$14,680,163	2.2%	5.668	5.418	727	78	78.7	75.8	94.5	35.8	8.3	55.9
$200,000.01 to $350,000.00	91	24,676,619	3.6	5.598	5.348	728	75	81.1	53.8	92.5	27.8	14.4	57.8
$350,000.01 to $500,000.00	615	261,057,796	38.6	5.468	5.217	739	75	83.1	49.8	95.0	84.5	1.0	14.5
$500,000.01 to $650,000.00	314	179,812,379	26.6	5.464	5.214	737	75	79.1	44.9	91.4	86.5	0.6	12.9
$650,000.01 to $800,000.00	94	67,111,037	9.9	5.483	5.233	742	74	86.9	49.2	95.7	86.3	0.0	13.7
$800,000.01 to $950,000.00	55	48,138,494	7.1	5.440	5.190	735	74	84.0	54.5	94.5	94.4	0.0	5.6
$950,000.01 to $1,100,000.00	41	40,657,562	6.0	5.296	5.046	744	68	85.4	44.2	100.0	82.9	0.0	17.1
$1,100,000.01 to $1,250,000.00	3	3,516,432	0.5	4.876	4.626	744	60	66.1	66.9	100.0	100.0	0.0	0.0
$1,250,000.01 to $1,400,000.00	2	2,708,738	0.4	5.868	5.618	725	75	100.0	50.9	100.0	100.0	0.0	0.0
$1,400,000.01 to $1,550,000.00	6	8,932,351	1.3	5.373	5.123	725	66	83.3	83.2	83.2	83.5	0.0	16.5
$1,550,000.01 to $1,700,000.00	2	3,174,500	0.5	5.807	5.557	725	70	100.0	100.0	100.0	50.4	0.0	49.6
$1,700,000.01 to $1,850,000.00	4	7,074,000	1.0	5.422	5.172	734	64	100.0	75.8	75.8	100.0	0.0	0.0
$1,850,000.01 to $2,000,000.00	5	9,723,896	1.4	5.348	5.098	753	64	80.0	80.3	80.0	100.0	0.0	0.0
$2,300,000.01 to $2,450,000.00	1	2,420,000	0.4	5.375	5.125	712	69	100.0	100.0	100.0	100.0	0.0	0.0
$2,450,000.01 to $2,600,000.00	1	2,496,926	0.4	4.875	4.625	772	50	0.0	100.0	100.0	100.0	0.0	0.0
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
4.000% to 4.249%	2	$1,120,000	0.2%	4.000	3.750	758	79	100.0	0.0	100.0	100.0	0.0	0.0
4.250% to 4.499%	4	2,422,649	0.4	4.375	4.125	777	79	100.0	63.4	100.0	77.9	0.0	22.1
4.500% to 4.749%	21	9,960,461	1.5	4.578	4.328	758	66	57.1	71.5	96.5	88.7	10.3	1.0
4.750% to 4.999%	102	56,878,514	8.4	4.843	4.593	745	71	64.2	64.4	93.6	91.9	5.7	2.4
5.000% to 5.249%	158	96,066,437	14.2	5.056	4.804	746	69	72.5	57.8	96.3	92.4	0.7	6.9
5.250% to 5.499%	240	128,607,696	19.0	5.318	5.068	739	74	79.1	45.5	93.3	89.4	0.8	9.8
5.500% to 5.749%	305	162,412,817	24.0	5.551	5.300	738	75	85.0	50.7	91.5	77.3	1.1	21.6
5.750% to 5.999%	426	170,924,366	25.3	5.793	5.542	730	76	92.2	48.8	95.5	72.3	0.5	27.2
6.000% to 6.249%	55	29,889,126	4.4	6.044	5.794	735	76	93.8	42.2	90.2	97.6	0.0	2.4
6.250% to 6.499%	22	14,763,829	2.2	6.286	6.036	734	74	88.7	33.3	92.2	100.0	0.0	0.0
6.500% to 6.749%	2	2,255,000	0.3	6.500	6.250	686	73	100.0	100.0	100.0	30.2	0.0	69.8
6.750% to 6.999%	1	880,000	0.1	6.875	6.625	716	80	100.0	0.0	100.0	100.0	0.0	0.0
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Original Term	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
180	1	$550,051	0.1%	5.625	5.375	760	79	0.0	100.0	100.0	100.0	0.0	0.0
360	1,337	675,630,843	99.9	5.460	5.209	738	74	82.4	50.9	93.8	83.2	1.3	15.6
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	316	$146,758,315	21.7%	5.540	5.289	739	75	85.2	42.5	93.6	67.0	0.0	33.0
1	576	313,235,974	46.3	5.471	5.221	740	74	87.4	39.5	92.3	89.2	0.0	10.8
2	226	107,605,542	15.9	5.584	5.334	733	73	86.5	69.1	93.4	85.5	1.9	12.6
3	57	20,529,392	3.0	5.431	5.181	726	74	70.0	72.4	94.6	58.1	22.0	20.0
4	28	12,869,058	1.9	5.439	5.189	740	76	71.0	83.3	100.0	69.8	1.6	28.7
5	102	58,044,093	8.6	5.103	4.853	741	71	55.9	83.2	100.0	96.9	1.1	1.9
6	24	11,928,691	1.8	5.083	4.833	739	68	41.8	62.6	99.3	92.9	6.4	0.7
7	3	2,775,500	0.4	4.823	4.573	736	64	100.0	41.9	100.0	100.0	0.0	0.0
9	3	864,223	0.1	5.267	5.017	745	80	16.3	59.2	100.0	83.7	0.0	16.3
10	1	960,000	0.1	5.000	4.750	712	80	100.0	100.0	100.0	100.0	0.0	0.0
14	1	284,986	0.0	4.750	4.500	660	95	100.0	100.0	100.0	0.0	0.0	100.0
22	1	325,119	0.0	4.625	4.375	681	43	0.0	0.0	100.0	0.0	100.0	0.0
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	2	$899,957	0.1%	5.486	5.236	740	16	100.0	100.0	55.6	100.0	0.0	0.0
20.001% to 30.000%	1	495,737	0.1	5.875	5.625	787	29	100.0	100.0	100.0	100.0	0.0	0.0
30.001% to 40.000%	11	6,513,573	1.0	5.212	4.962	747	37	40.5	55.1	94.7	75.7	5.3	19.0
40.001% to 50.000%	37	22,608,246	3.3	5.156	4.906	744	47	48.7	55.0	100.0	89.1	2.2	8.8
50.001% to 60.000%	73	43,562,492	6.4	5.359	5.109	746	56	77.1	39.2	96.6	88.2	1.5	10.3
60.001% to 70.000%	162	103,862,946	15.4	5.419	5.169	736	67	79.8	53.7	96.4	85.6	1.5	12.9
70.001% to 75.000%	148	80,713,550	11.9	5.459	5.209	734	74	82.2	58.0	89.8	85.2	1.0	13.8
75.001% to 80.000%	878	408,595,490	60.4	5.500	5.250	738	80	86.2	48.9	93.5	81.4	0.9	17.6
80.001% to 85.000%	7	2,247,539	0.3	5.356	4.989	692	84	53.1	91.6	100.0	85.7	8.4	6.0
85.001% to 90.000%	12	4,397,078	0.7	5.491	5.204	721	89	77.9	88.0	78.1	80.0	11.6	8.4
90.001% to 95.000%	7	2,284,288	0.3	5.702	5.452	732	94	93.2	83.2	100.0	74.6	6.8	18.6
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	2	$899,957	0.1%	5.486	5.236	740	16	100.0	100.0	55.6	100.0	0.0	0.0
20.001% to 30.000%	2	624,575	0.1	5.952	5.702	784	28	100.0	79.4	100.0	100.0	0.0	0.0
30.001% to 40.000%	11	6,513,573	1.0	5.212	4.962	747	37	40.5	55.1	94.7	75.7	5.3	19.0
40.001% to 50.000%	37	22,608,246	3.3	5.156	4.906	744	47	48.7	55.0	100.0	89.1	2.2	8.8
50.001% to 60.000%	74	44,408,418	6.6	5.355	5.105	746	56	77.6	38.5	96.6	88.4	1.5	10.1
60.001% to 70.000%	162	103,171,695	15.3	5.422	5.172	735	67	79.5	54.2	96.3	85.5	1.5	13.0
70.001% to 75.000%	153	83,142,354	12.3	5.456	5.206	734	74	80.9	58.0	90.1	85.4	1.0	13.6
75.001% to 80.000%	871	405,883,173	60.0	5.501	5.251	738	80	86.6	48.9	93.5	81.4	1.0	17.7
80.001% to 85.000%	7	2,247,539	0.3	5.356	4.989	692	84	53.1	91.6	100.0	85.7	8.4	6.0
85.001% to 90.000%	12	4,397,078	0.7	5.491	5.204	721	89	77.9	88.0	78.1	80.0	11.6	8.4
90.001% to 95.000%	7	2,284,288	0.3	5.702	5.452	732	94	93.2	83.2	100.0	74.6	6.8	18.6
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
620 to 639	3	$1,439,781	0.2%	5.769	5.519	632	64	90.4	100.0	100.0	100.0	0.0	0.0
640 to 679	104	44,736,173	6.6	5.571	5.311	668	75	73.4	87.4	97.4	80.0	1.1	18.8
680 to 699	153	74,420,513	11.0	5.583	5.333	689	74	78.1	81.2	98.1	72.5	1.6	25.9
700 to 719	211	112,744,701	16.7	5.493	5.243	709	75	85.7	43.6	95.4	86.9	0.3	12.8
720 to 759	431	213,836,216	31.6	5.460	5.210	740	74	86.1	39.2	94.2	83.9	1.5	14.6
760 to 799	394	209,131,681	30.9	5.374	5.124	777	73	79.8	48.0	90.6	85.9	1.5	12.5
800 to 819	42	19,871,829	2.9	5.427	5.177	808	72	86.3	52.8	90.3	71.7	0.0	28.3
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AL	1	$650,000	0.1%	4.875	4.625	729	50	100.0	0.0	100.0	100.0	0.0	0.0
AZ	59	22,099,078	3.3	5.568	5.318	731	75	96.6	44.9	95.4	73.9	4.1	22.0
CA	633	352,135,457	52.1	5.473	5.221	738	73	86.3	43.8	97.5	78.9	0.7	20.4
CO	48	21,491,731	3.2	5.468	5.218	740	72	81.2	62.2	91.6	89.0	0.0	11.0
CT	6	4,108,496	0.6	5.506	5.256	761	71	44.0	39.0	100.0	81.0	7.3	11.7
DC	4	1,611,501	0.2	5.298	5.048	750	79	100.0	100.0	100.0	100.0	0.0	0.0
FL	65	30,901,813	4.6	5.570	5.320	743	76	90.6	45.4	77.9	92.8	1.0	6.1
GA	44	17,526,254	2.6	5.206	4.956	736	75	89.4	78.6	96.3	89.4	1.5	9.2
HI	8	6,309,185	0.9	5.595	5.345	750	78	59.8	60.1	29.6	100.0	0.0	0.0
IA	2	1,355,736	0.2	4.934	4.684	724	68	0.0	26.3	100.0	73.7	26.3	0.0
ID	4	2,260,462	0.3	5.423	5.173	747	71	78.8	51.3	100.0	100.0	0.0	0.0
IL	40	19,884,886	2.9	5.472	5.222	741	75	62.8	48.6	93.5	94.1	1.8	4.1
KY	6	2,477,065	0.4	5.160	4.910	704	80	85.8	100.0	100.0	74.3	14.2	11.5
MA	24	10,626,284	1.6	5.385	5.135	742	74	50.3	45.4	94.9	90.4	0.0	9.6
MD	41	20,326,878	3.0	5.562	5.312	732	77	84.8	52.3	87.1	86.2	0.0	13.8
MI	15	8,020,145	1.2	5.437	5.187	766	66	70.1	81.3	100.0	92.8	4.5	2.7
MN	14	3,215,834	0.5	5.514	5.264	725	79	57.7	90.8	85.8	57.1	2.5	40.4
MO	6	2,699,410	0.4	5.612	5.362	733	75	51.8	71.9	100.0	96.5	0.0	3.5
MS	2	358,220	0.1	5.750	5.500	757	80	48.0	100.0	100.0	52.0	0.0	48.0
MT	3	774,540	0.1	5.271	5.021	735	70	54.1	20.1	45.9	54.1	45.9	0.0
NC	13	6,077,508	0.9	5.473	5.223	763	76	93.9	76.5	15.8	97.0	0.0	3.0
NH	1	420,000	0.1	5.250	5.000	685	80	0.0	100.0	100.0	100.0	0.0	0.0
NJ	29	15,750,612	2.3	5.487	5.237	736	75	83.7	51.8	75.5	91.8	2.9	5.3
NM	2	952,000	0.1	5.875	5.625	776	74	100.0	0.0	100.0	100.0	0.0	0.0
NV	42	20,857,780	3.1	5.556	5.306	739	75	90.2	49.3	90.1	96.9	0.0	3.1
NY	12	6,022,952	0.9	5.573	5.323	727	74	61.8	59.6	100.0	100.0	0.0	0.0
OH	7	2,964,930	0.4	5.622	5.372	729	77	67.4	68.5	100.0	93.0	0.0	7.0
OK	2	469,600	0.1	6.079	5.829	700	80	100.0	100.0	100.0	87.7	0.0	12.3
OR	15	7,375,663	1.1	5.606	5.356	725	73	78.4	32.4	91.2	95.9	0.0	4.1
PA	7	2,646,489	0.4	5.074	4.824	751	80	36.7	49.8	91.3	56.8	8.7	34.4
RI	1	418,530	0.1	5.375	5.125	709	65	0.0	0.0	100.0	100.0	0.0	0.0
SC	10	3,545,588	0.5	5.149	4.899	727	67	87.3	45.7	86.6	74.5	18.0	7.5
TN	5	1,162,180	0.2	5.627	5.377	722	61	85.0	85.0	100.0	77.3	0.0	22.7
TX	25	15,104,278	2.2	5.212	4.962	727	69	41.7	71.5	96.3	94.5	0.0	5.5
UT	4	505,400	0.1	5.750	5.500	728	79	70.7	79.6	100.0	0.0	0.0	100.0
VA	104	48,368,838	7.2	5.335	5.085	742	74	86.9	75.9	100.0	86.8	0.5	12.7
WA	30	13,001,352	1.9	5.430	5.180	725	73	70.2	49.4	100.0	67.4	4.0	28.6
WI	3	1,328,220	0.2	5.180	4.930	751	70	40.6	71.8	100.0	68.7	31.3	0.0
WV	1	376,000	0.1	5.750	5.500	762	80	100.0	100.0	100.0	0.0	0.0	100.0
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 YR CMT	29	$8,530,575	1.3%	5.107	4.857	744	71	37.3	60.6	84.8	0.0	100.0	0.0
1 YR LIBOR	1,042	562,481,814	83.2	5.443	5.192	739	74	81.2	50.3	93.1	100.0	0.0	0.0
6 MO LIBOR	267	105,168,505	15.6	5.580	5.330	734	75	92.5	53.8	98.6	0.0	0.0	100.0
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2.000%	38	$10,990,298	1.6%	5.746	5.496	729	75	78.9	40.9	98.4	74.5	0.0	25.5
2.250%	1,255	651,882,170	96.4	5.459	5.209	738	74	83.3	50.7	93.8	84.4	0.0	15.6
2.375%	4	723,586	0.1	5.356	5.106	722	88	100.0	100.0	100.0	0.0	0.0	100.0
2.500%	1	477,324	0.1	5.500	5.250	780	38	0.0	100.0	100.0	100.0	0.0	0.0
2.750%	34	10,950,745	1.6	5.200	4.926	729	72	43.1	67.4	88.1	20.2	77.9	1.9
2.875%	1	418,500	0.1	5.750	5.110	666	90	0.0	100.0	100.0	100.0	0.0	0.0
3.000%	5	738,272	0.1	5.427	5.177	690	80	0.0	100.0	100.0	100.0	0.0	0.0
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2/2/6	1	$450,000	0.1%	4.875	4.625	766	75	100.0	0.0	100.0	100.0	0.0	0.0
5/1/5	53	22,269,210	3.3	5.592	5.342	729	77	97.6	43.1	100.0	0.0	0.0	100.0
5/2/4.75	1	998,798	0.1	5.000	4.750	708	73	0.0	0.0	100.0	100.0	0.0	0.0
5/2/5	1,034	561,185,831	83.0	5.433	5.182	739	74	79.9	50.6	92.8	97.4	1.5	1.1
5/2/6	1	121,920	0.0	5.750	5.500	734	78	100.0	100.0	100.0	0.0	0.0	100.0
6/1/6	2	353,110	0.1	5.750	5.500	711	79	100.0	100.0	100.0	0.0	0.0	100.0
6/2/6	246	90,802,025	13.4	5.600	5.350	734	75	94.6	56.0	98.3	15.8	0.0	84.2
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
9.000% to 9.499%	6	$3,542,649	0.5%	4.256	4.006	771	79	100.0	43.3	100.0	84.9	0.0	15.1
9.500% to 9.999%	122	67,030,623	9.9	4.806	4.556	746	70	61.8	65.3	94.1	92.0	6.3	1.7
10.000% to 10.499%	368	207,160,644	30.6	5.205	4.954	742	73	75.5	51.8	94.1	97.4	0.8	1.8
10.500% to 10.999%	516	261,771,957	38.7	5.673	5.422	734	75	86.8	46.5	92.4	90.8	1.0	8.3
11.000% to 11.499%	106	57,834,536	8.6	5.893	5.643	737	74	90.2	41.2	93.0	74.3	0.0	25.7
11.500% to 11.999%	217	77,377,593	11.4	5.709	5.459	731	76	96.4	59.2	98.0	19.1	0.0	80.9
12.000% to 12.499%	3	1,462,893	0.2	5.823	5.573	721	79	100.0	48.1	100.0	51.9	0.0	48.1
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
38	1	$325,119	0.0%	4.625	4.375	681	43	0.0	0.0	100.0	0.0	100.0	0.0
46	1	284,986	0.0	4.750	4.500	660	95	100.0	100.0	100.0	0.0	0.0	100.0
50	1	960,000	0.1	5.000	4.750	712	80	100.0	100.0	100.0	100.0	0.0	0.0
51	3	864,223	0.1	5.267	5.017	745	80	16.3	59.2	100.0	83.7	0.0	16.3
53	3	2,775,500	0.4	4.823	4.573	736	64	100.0	41.9	100.0	100.0	0.0	0.0
54	24	11,928,691	1.8	5.083	4.833	739	68	41.8	62.6	99.3	92.9	6.4	0.7
55	102	58,044,093	8.6	5.103	4.853	741	71	55.9	83.2	100.0	96.9	1.1	1.9
56	28	12,869,058	1.9	5.439	5.189	740	76	71.0	83.3	100.0	69.8	1.6	28.7
57	57	20,529,392	3.0	5.431	5.181	726	74	70.0	72.4	94.6	58.1	22.0	20.0
58	226	107,605,542	15.9	5.584	5.334	733	73	86.5	69.1	93.4	85.5	1.9	12.6
59	576	313,235,974	46.3	5.471	5.221	740	74	87.4	39.5	92.3	89.2	0.0	10.8
60	316	146,758,315	21.7	5.540	5.289	739	75	85.2	42.5	93.6	67.0	0.0	33.0
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2-4 Family	6	$2,731,504	0.4%	5.427	5.177	774	73	84.8	34.0	100.0	18.8	15.2	66.0
Condominium	146	66,285,799	9.8	5.440	5.190	750	76	81.2	42.1	79.2	82.1	4.1	13.9
Planned Unit Development	420	217,873,596	32.2	5.427	5.177	738	75	85.7	52.2	96.2	87.6	0.2	12.2
Single Family	766	389,289,995	57.6	5.482	5.231	736	73	80.7	51.9	94.9	81.4	1.3	17.4
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Primary Residence	1,257	$634,373,553	93.8%	5.458	5.207	737	74	82.2	51.3	100.0	82.5	1.1	16.3
Second Home	81	41,807,342	6.2	5.487	5.237	754	76	85.2	45.9	0.0	93.4	3.1	3.5
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Cash Out Refinance	113	$51,500,783	7.6%	5.556	5.306	726	66	83.5	55.8	100.0	60.3	2.4	37.2
Purchase	922	464,163,920	68.6	5.475	5.225	743	77	86.2	45.0	91.6	82.7	1.1	16.1
Rate Term Refinance	303	160,516,191	23.7	5.386	5.133	728	68	70.8	66.6	98.3	91.8	1.3	6.9
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Full Documentation	689	$344,765,280	51.0%	5.422	5.170	731	74	77.4	100.0	94.4	82.1	1.5	16.4
Stated Documentation	649	331,415,614	49.0	5.499	5.249	745	74	87.6	0.0	93.2	84.3	1.0	14.6
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	1,228	$620,186,331	91.7%	5.456	5.206	738	74	81.9	51.7	94.0	82.9	1.4	15.7
6	3	747,219	0.1	5.750	5.500	742	78	100.0	17.9	100.0	0.0	0.0	100.0
12	42	22,939,725	3.4	5.543	5.286	736	77	95.6	29.8	97.6	100.0	0.0	0.0
36	48	23,757,816	3.5	5.523	5.273	737	72	91.2	44.1	84.7	72.2	0.0	27.8
60	17	8,549,805	1.3	5.285	5.035	737	74	54.3	77.9	93.9	97.6	0.0	2.4
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
N	240	$119,196,203	17.6%	5.275	5.022	737	70	0.0	65.5	94.8	88.9	4.5	6.6
Y	1,098	556,984,691	82.4	5.499	5.249	738	75	100.0	47.9	93.6	82.0	0.6	17.5
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Interest Only Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	240	$119,196,203	17.6%	5.275	5.022	737	70	0.0	65.5	94.8	88.9	4.5	6.6
60	887	471,948,030	69.8	5.483	5.233	739	75	100.0	46.3	92.8	95.4	0.7	3.9
120	211	85,036,661	12.6	5.587	5.337	734	75	100.0	56.7	97.8	7.2	0.0	92.8
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
CurrLTV <= 80	1,312	$667,251,990	98.7%	5.459	5.209	738	74	82.5	50.5	93.9	83.2	1.2	15.6
CurrLTV > 80 and Insured	26	8,928,904	1.3	5.511	5.213	716	89	75.6	87.7	89.2	80.0	9.6	10.4
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Countrywide	722	$397,815,327	58.8%	5.470	5.219	739	74	83.4	42.3	92.2	100.0	0.0	0.0
Countrywide Sub-serviced	372	152,375,199	22.5	5.570	5.320	734	75	94.4	53.2	97.0	30.0	1.0	69.0
National City Mortgage	220	119,612,976	17.7	5.312	5.062	738	71	67.0	77.3	95.8	99.4	0.6	0.0
Wells Fargo	24	6,377,393	0.9	4.940	4.690	750	70	20.0	47.3	79.6	0.0	100.0	0.0
Total:	1,338	$676,180,894	100.0%	5.460	5.209	738	74	82.4	51.0	93.8	83.2	1.3	15.6

Stats

Count: 260

Current Balance: $120,143,152

Average Current Balance: $462,089

Gross Weighted Average Coupon: 5.656%

Net Weighted Average Coupon: 5.406%

Weighted Average Expense Rate: 0.250%

Weighted Average Expense Rate - after Reset: 0.250%

Original Term: 360

Remaining Term: 359

Age: 1

Original Loan-to-Value Ratio: 73.82%

Current Loan-to-Value Ratio: 73.72%

Margin: 2.261%

Net Margin: 2.011%

Non-Zero Initial Periodic Cap: 5.039%

Non-Zero Subsequent Periodic Cap: 2.000%

Lifetime Cap: 5.039%

Maximum Interest Rate: 10.691%

Months to Next Roll: 83

FICO Score: 743

Max Zip Code Percentage: 1.952%

Final Maturity: 2035-07-01

Product Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
7/1 ARM	250	$116,218,892	96.7%	5.653	5.403	744	74	84.1	41.0	92.6	97.8	2.2	0.0
7/6 ARM	10	3,924,260	3.3	5.758	5.508	734	70	71.5	49.1	100.0	0.0	0.0	100.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Group 3 - 7yr Hybrids	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
$50,000.01 to $200,000.00	28	$4,187,889	3.5%	5.674	5.424	751	64	82.2	86.6	89.0	84.0	8.1	7.9
$200,000.01 to $350,000.00	43	11,838,704	9.9	5.670	5.420	752	70	84.6	75.7	95.1	93.6	0.0	6.4
$350,000.01 to $500,000.00	98	41,797,868	34.8	5.696	5.446	740	74	83.7	36.4	87.4	98.0	1.0	1.0
$500,000.01 to $650,000.00	54	30,942,342	25.8	5.628	5.378	736	75	87.5	33.4	92.6	91.1	3.5	5.4
$650,000.01 to $800,000.00	22	15,545,376	12.9	5.640	5.390	750	75	86.0	18.5	100.0	90.6	4.6	4.7
$800,000.01 to $950,000.00	8	6,998,190	5.8	5.589	5.339	752	78	87.7	37.9	100.0	100.0	0.0	0.0
$950,000.01 to $1,100,000.00	4	3,969,382	3.3	5.625	5.375	765	71	49.7	25.2	100.0	100.0	0.0	0.0
$1,100,000.01 to $1,250,000.00	1	1,220,000	1.0	5.875	5.625	769	80	100.0	100.0	100.0	100.0	0.0	0.0
$1,250,000.01 to $1,400,000.00	1	1,298,402	1.1	4.875	4.625	736	65	0.0	100.0	100.0	100.0	0.0	0.0
$2,300,000.01 to $2,450,000.00	1	2,345,000	2.0	5.875	5.625	721	70	100.0	100.0	100.0	100.0	0.0	0.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
4.250% to 4.499%	1	$544,000	0.5%	4.375	4.125	696	80	100.0	100.0	100.0	0.0	100.0	0.0
4.750% to 4.999%	3	2,613,350	2.2	4.857	4.607	752	72	50.3	49.7	100.0	100.0	0.0	0.0
5.000% to 5.249%	14	6,505,002	5.4	5.107	4.857	736	69	62.2	63.7	100.0	100.0	0.0	0.0
5.250% to 5.499%	27	12,056,017	10.0	5.325	5.075	749	70	65.1	51.0	93.5	87.7	12.3	0.0
5.500% to 5.749%	79	36,924,663	30.7	5.567	5.317	749	73	85.9	43.9	90.1	95.0	1.5	3.5
5.750% to 5.999%	107	48,710,589	40.5	5.807	5.557	742	75	89.6	35.8	92.3	95.4	0.0	4.6
6.000% to 6.249%	20	8,608,606	7.2	6.068	5.818	734	78	88.4	35.6	95.1	95.6	0.0	4.4
6.250% to 6.499%	8	3,638,424	3.0	6.274	6.024	719	75	89.1	17.8	100.0	100.0	0.0	0.0
6.500% to 6.749%	1	542,500	0.5	6.500	6.250	722	70	100.0	0.0	100.0	100.0	0.0	0.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Original Term	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
360	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	18	$9,955,264	8.3%	5.655	5.405	745	74	90.1	48.1	100.0	56.8	24.2	19.0
1	156	78,819,032	65.6	5.649	5.399	741	75	83.3	30.0	91.7	97.4	0.0	2.6
2	73	26,069,127	21.7	5.696	5.446	750	72	86.0	60.5	93.3	100.0	0.0	0.0
3	11	4,211,169	3.5	5.639	5.389	745	71	73.2	100.0	93.3	96.2	3.8	0.0
4	2	1,088,560	0.9	5.286	5.036	729	52	35.5	100.0	100.0	100.0	0.0	0.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	1	$60,150	0.1%	6.000	5.750	705	17	100.0	100.0	100.0	100.0	0.0	0.0
30.001% to 40.000%	8	1,914,359	1.6	5.563	5.313	764	34	88.0	71.1	100.0	61.7	9.4	28.9
40.001% to 50.000%	9	3,745,855	3.1	5.550	5.300	748	44	63.0	49.7	100.0	100.0	0.0	0.0
50.001% to 60.000%	15	5,479,054	4.6	5.523	5.273	736	56	74.3	60.9	90.8	100.0	0.0	0.0
60.001% to 70.000%	39	20,995,858	17.5	5.585	5.335	743	66	72.6	42.5	96.9	93.5	2.0	4.5
70.001% to 75.000%	26	11,168,186	9.3	5.669	5.419	734	73	80.8	49.4	88.8	100.0	0.0	0.0
75.001% to 80.000%	161	76,599,689	63.8	5.690	5.440	745	80	88.7	36.9	91.9	94.3	2.6	3.2
85.001% to 90.000%	1	180,000	0.1	5.750	5.500	726	90	100.0	100.0	100.0	100.0	0.0	0.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	1	$60,150	0.1%	6.000	5.750	705	17	100.0	100.0	100.0	100.0	0.0	0.0
20.001% to 30.000%	1	158,883	0.1	5.875	5.625	802	25	100.0	0.0	100.0	100.0	0.0	0.0
30.001% to 40.000%	8	1,914,359	1.6	5.563	5.313	764	34	88.0	71.1	100.0	61.7	9.4	28.9
40.001% to 50.000%	9	3,745,855	3.1	5.550	5.300	748	44	63.0	49.7	100.0	100.0	0.0	0.0
50.001% to 60.000%	15	5,479,054	4.6	5.523	5.273	736	56	74.3	60.9	90.8	100.0	0.0	0.0
60.001% to 70.000%	39	20,995,858	17.5	5.585	5.335	743	66	72.6	42.5	96.9	93.5	2.0	4.5
70.001% to 75.000%	26	11,168,186	9.3	5.669	5.419	734	73	80.8	49.4	88.8	100.0	0.0	0.0
75.001% to 80.000%	160	76,440,807	63.6	5.690	5.440	744	80	88.7	37.0	91.9	94.3	2.6	3.2
85.001% to 90.000%	1	180,000	0.1	5.750	5.500	726	90	100.0	100.0	100.0	100.0	0.0	0.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
640 to 679	12	$5,445,844	4.5%	5.658	5.408	669	73	77.0	92.7	100.0	100.0	0.0	0.0
680 to 699	18	7,648,779	6.4	5.555	5.305	689	76	79.9	92.9	100.0	83.3	7.1	9.6
700 to 719	43	20,201,999	16.8	5.772	5.522	710	75	84.5	25.8	93.5	93.2	0.0	6.8
720 to 759	89	42,769,619	35.6	5.645	5.395	739	73	84.9	40.6	97.3	96.4	1.6	1.9
760 to 799	86	39,413,927	32.8	5.629	5.379	779	75	83.2	34.0	86.8	95.6	3.4	1.1
800 to 819	12	4,662,983	3.9	5.650	5.400	804	67	86.7	30.1	79.9	88.1	0.0	11.9
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AZ	10	$2,991,171	2.5%	5.869	5.619	762	73	100.0	29.7	77.5	78.3	0.0	21.7
CA	110	59,178,608	49.3	5.680	5.430	740	74	86.2	39.1	95.8	91.4	4.1	4.5
CO	7	4,908,574	4.1	5.560	5.310	761	76	85.3	30.7	100.0	94.6	0.0	5.4
CT	8	3,643,349	3.0	5.380	5.130	733	62	87.9	19.6	100.0	100.0	0.0	0.0
DC	3	866,925	0.7	5.412	5.162	783	73	38.2	100.0	100.0	100.0	0.0	0.0
FL	12	5,585,656	4.6	5.736	5.486	749	77	100.0	18.6	50.1	100.0	0.0	0.0
GA	6	1,591,848	1.3	5.582	5.332	746	73	61.8	100.0	100.0	100.0	0.0	0.0
HI	1	660,000	0.5	5.750	5.500	774	80	100.0	0.0	100.0	100.0	0.0	0.0
ID	1	384,000	0.3	5.625	5.375	764	80	100.0	0.0	0.0	100.0	0.0	0.0
IL	11	3,781,916	3.1	5.683	5.433	738	76	96.8	64.2	92.2	96.1	0.0	3.9
MA	10	4,675,234	3.9	5.516	5.266	738	74	77.2	42.4	90.8	100.0	0.0	0.0
MD	14	2,915,255	2.4	5.622	5.372	725	71	82.5	91.8	100.0	100.0	0.0	0.0
ME	1	109,276	0.1	5.875	5.625	792	64	0.0	0.0	100.0	100.0	0.0	0.0
MN	2	915,055	0.8	5.824	5.574	728	80	0.0	0.0	100.0	100.0	0.0	0.0
NC	4	1,418,210	1.2	5.692	5.442	770	78	100.0	23.8	87.5	88.7	11.3	0.0
NJ	4	1,781,655	1.5	5.579	5.329	737	75	47.9	0.0	100.0	100.0	0.0	0.0
NV	7	3,863,649	3.2	5.512	5.262	768	74	55.3	56.1	76.2	100.0	0.0	0.0
NY	6	3,630,534	3.0	5.916	5.666	757	72	59.5	11.0	100.0	100.0	0.0	0.0
OH	4	1,679,240	1.4	5.853	5.603	773	74	100.0	82.1	100.0	100.0	0.0	0.0
OR	3	1,130,800	0.9	5.463	5.213	724	80	100.0	52.6	100.0	83.8	0.0	16.2
PA	1	588,000	0.5	5.625	5.375	750	80	100.0	100.0	100.0	100.0	0.0	0.0
TX	3	837,238	0.7	5.322	5.072	710	80	43.5	100.0	100.0	100.0	0.0	0.0
UT	2	852,000	0.7	5.691	5.441	726	75	100.0	47.5	100.0	100.0	0.0	0.0
VA	21	7,530,545	6.3	5.708	5.458	742	71	85.6	50.3	97.9	100.0	0.0	0.0
VT	1	284,038	0.2	5.375	5.125	792	79	0.0	100.0	0.0	100.0	0.0	0.0
WA	7	3,880,893	3.2	5.506	5.256	723	79	100.0	49.4	100.0	100.0	0.0	0.0
WY	1	459,485	0.4	5.375	5.125	743	65	0.0	0.0	100.0	100.0	0.0	0.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 YR CMT	6	$2,570,000	2.1%	5.181	4.931	759	74	100.0	83.6	100.0	0.0	100.0	0.0
1 YR LIBOR	244	113,648,892	94.6	5.663	5.413	743	74	83.7	40.0	92.4	100.0	0.0	0.0
6 MO LIBOR	10	3,924,260	3.3	5.758	5.508	734	70	71.5	49.1	100.0	0.0	0.0	100.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2.250%	254	$117,573,152	97.9%	5.666	5.416	743	74	83.3	40.3	92.7	96.7	0.0	3.3
2.750%	6	2,570,000	2.1	5.181	4.931	759	74	100.0	83.6	100.0	0.0	100.0	0.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
5/2/5	249	$115,499,692	96.1%	5.649	5.399	744	74	84.0	41.2	92.5	97.8	2.2	0.0
6/2/6	11	4,643,460	3.9	5.834	5.584	731	72	75.9	41.5	100.0	15.5	0.0	84.5
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
9.000% to 9.499%	1	$544,000	0.5%	4.375	4.125	696	80	100.0	100.0	100.0	0.0	100.0	0.0
9.500% to 9.999%	3	2,613,350	2.2	4.857	4.607	752	72	50.3	49.7	100.0	100.0	0.0	0.0
10.000% to 10.499%	41	18,561,019	15.4	5.249	4.999	744	70	64.1	55.5	95.8	92.0	8.0	0.0
10.500% to 10.999%	178	82,086,333	68.3	5.703	5.453	746	74	88.9	38.9	91.0	99.3	0.7	0.0
11.000% to 11.499%	25	11,152,491	9.3	6.126	5.876	729	77	87.5	32.0	96.2	100.0	0.0	0.0
11.500% to 11.999%	10	4,810,620	4.0	5.896	5.646	729	71	76.8	37.0	100.0	26.2	0.0	73.8
12.000% to 12.499%	2	375,340	0.3	6.000	5.750	747	80	100.0	39.8	100.0	0.0	0.0	100.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
80	2	$1,088,560	0.9%	5.286	5.036	729	52	35.5	100.0	100.0	100.0	0.0	0.0
81	11	4,211,169	3.5	5.639	5.389	745	71	73.2	100.0	93.3	96.2	3.8	0.0
82	73	26,069,127	21.7	5.696	5.446	750	72	86.0	60.5	93.3	100.0	0.0	0.0
83	156	78,819,032	65.6	5.649	5.399	741	75	83.3	30.0	91.7	97.4	0.0	2.6
84	18	9,955,264	8.3	5.655	5.405	745	74	90.1	48.1	100.0	56.8	24.2	19.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2-4 Family	2	$1,970,853	1.6%	5.435	5.185	778	72	49.3	50.7	100.0	100.0	0.0	0.0
Condominium	29	11,185,372	9.3	5.607	5.357	751	77	86.7	31.9	73.8	100.0	0.0	0.0
Planned Unit Development	77	34,467,640	28.7	5.649	5.399	744	74	79.7	45.1	92.4	96.9	1.7	1.4
Single Family	152	72,519,287	60.4	5.673	5.423	741	73	86.0	40.6	95.8	92.5	2.7	4.7
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Primary Residence	239	$111,529,067	92.8%	5.654	5.404	742	74	83.5	42.5	100.0	94.2	2.3	3.5
Second Home	21	8,614,085	7.2	5.681	5.431	760	76	85.9	25.3	0.0	100.0	0.0	0.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Cash Out Refinance	31	$8,185,449	6.8%	5.730	5.480	745	61	88.3	55.7	100.0	70.9	7.4	21.7
Purchase	161	81,679,287	68.0	5.653	5.403	747	77	83.7	33.4	89.5	95.6	1.7	2.6
Rate Term Refinance	68	30,278,415	25.2	5.645	5.395	733	69	82.4	58.3	100.0	98.2	1.8	0.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Full Documentation	122	$49,530,077	41.2%	5.592	5.342	733	72	79.5	100.0	95.6	91.8	4.3	3.9
Stated Documentation	138	70,613,075	58.8	5.701	5.451	750	75	86.6	0.0	90.9	96.6	0.6	2.8
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	232	$106,481,435	88.6%	5.663	5.413	743	74	82.9	43.0	93.3	95.1	2.4	2.5
12	16	8,185,998	6.8	5.630	5.380	758	74	94.8	5.5	81.6	100.0	0.0	0.0
36	9	3,986,720	3.3	5.702	5.452	728	72	75.7	45.1	100.0	69.3	0.0	30.7
60	3	1,489,000	1.2	5.185	4.935	706	70	100.0	100.0	100.0	100.0	0.0	0.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
N	43	$19,589,894	16.3%	5.510	5.260	743	70	0.0	51.9	93.8	94.3	0.0	5.7
Y	217	100,553,258	83.7	5.685	5.435	743	74	100.0	39.2	92.6	94.7	2.6	2.8
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Interest Only Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	43	$19,589,894	16.3%	5.510	5.260	743	70	0.0	51.9	93.8	94.3	0.0	5.7
84	208	96,533,258	80.3	5.683	5.433	743	75	100.0	38.7	92.3	97.8	1.9	0.2
120	9	4,020,000	3.3	5.731	5.481	746	72	100.0	51.2	100.0	17.9	17.9	64.2
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
CurrLTV <= 80	259	$119,963,152	99.9%	5.656	5.406	743	74	83.7	41.1	92.8	94.6	2.1	3.3
CurrLTV > 80 and Insured	1	180,000	0.1	5.750	5.500	726	90	100.0	100.0	100.0	100.0	0.0	0.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Countrywide	175	$96,386,858	80.2%	5.658	5.408	742	75	83.9	34.3	92.1	100.0	0.0	0.0
Countrywide Sub-serviced	18	8,103,884	6.7	5.660	5.410	740	73	81.3	48.3	100.0	21.8	29.7	48.4
National City Mortgage	67	15,652,410	13.0	5.644	5.394	753	69	83.6	79.9	93.4	99.0	1.0	0.0
Total:	260	$120,143,152	100.0%	5.656	5.406	743	74	83.7	41.2	92.8	94.6	2.1	3.3

Stats

Count: 384

Current Balance: $179,260,292

Average Current Balance: $466,824

Gross Weighted Average Coupon: 5.665%

Net Weighted Average Coupon: 5.415%

Weighted Average Expense Rate: 0.250%

Weighted Average Expense Rate - after Reset: 0.250%

Original Term: 360

Remaining Term: 358

Age: 2

Original Loan-to-Value Ratio: 71.79%

Current Loan-to-Value Ratio: 71.29%

Margin: 2.664%

Net Margin: 2.414%

Non-Zero Initial Periodic Cap: 5.010%

Non-Zero Subsequent Periodic Cap: 2.000%

Lifetime Cap: 5.010%

Maximum Interest Rate: 10.675%

Months to Next Roll: 118

FICO Score: 744

Max Zip Code Percentage: 1.084%

Final Maturity: 2035-07-01

Product Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
10/1 ARM	380	$177,538,512	99.0%	5.660	5.410	744	71	78.5	25.5	88.6	16.7	83.3	0.0
10/6 ARM	4	1,721,781	1.0	6.154	5.904	742	80	71.0	51.1	100.0	0.0	0.0	100.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Group	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Group 4 - 10yr Hybrids	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Principal Balance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Lower than $50,000.00	2	$56,556	0.0%	5.640	5.390	778	19	0.0	88.2	88.2	88.2	11.8	0.0
$50,000.01 to $200,000.00	32	4,798,335	2.7	5.726	5.476	760	59	94.9	81.8	100.0	87.3	12.7	0.0
$200,000.01 to $350,000.00	55	15,038,731	8.4	5.817	5.567	742	69	90.4	83.2	92.0	91.0	7.0	1.9
$350,000.01 to $500,000.00	160	69,986,275	39.0	5.691	5.441	745	72	72.1	16.5	85.7	6.6	92.1	1.3
$500,000.01 to $650,000.00	89	51,558,320	28.8	5.682	5.432	743	71	84.7	13.4	86.6	8.5	90.4	1.1
$650,000.01 to $800,000.00	23	16,661,273	9.3	5.525	5.275	728	71	69.2	26.5	100.0	0.0	100.0	0.0
$800,000.01 to $950,000.00	13	11,202,419	6.2	5.580	5.330	780	76	69.9	7.2	92.0	15.7	84.3	0.0
$950,000.01 to $1,100,000.00	9	8,838,384	4.9	5.440	5.190	719	69	89.1	55.5	100.0	11.3	88.7	0.0
$1,100,000.01 to $1,250,000.00	1	1,120,000	0.6	5.750	5.500	659	70	100.0	100.0	0.0	0.0	100.0	0.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Current Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
4.500% to 4.749%	1	$1,000,000	0.6%	4.625	4.375	664	45	100.0	0.0	100.0	0.0	100.0	0.0
4.750% to 4.999%	3	1,573,443	0.9	4.837	4.587	755	64	38.1	38.1	100.0	0.0	100.0	0.0
5.000% to 5.249%	13	7,959,651	4.4	5.091	4.841	748	73	72.5	32.5	100.0	2.5	97.5	0.0
5.250% to 5.499%	41	20,598,481	11.5	5.328	5.078	739	70	67.3	24.9	97.5	10.4	89.6	0.0
5.500% to 5.749%	112	53,405,844	29.8	5.571	5.321	754	72	71.1	22.6	93.0	15.7	84.3	0.0
5.750% to 5.999%	162	75,606,164	42.2	5.812	5.562	741	71	84.3	24.7	79.8	15.7	84.3	0.0
6.000% to 6.249%	41	16,193,893	9.0	6.032	5.782	730	71	91.2	36.2	95.9	30.5	60.6	8.8
6.250% to 6.499%	10	2,632,665	1.5	6.260	6.010	721	71	100.0	47.7	100.0	83.3	16.7	0.0
6.750% to 6.999%	1	290,150	0.2	6.750	6.500	699	80	100.0	0.0	100.0	0.0	0.0	100.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Original Term	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
360	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Age	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	13	$6,822,231	3.8%	5.582	5.332	761	69	92.7	69.5	100.0	17.2	57.5	25.2
1	48	21,862,017	12.2	5.716	5.466	758	73	96.0	40.4	86.1	61.1	38.9	0.0
2	304	142,095,945	79.3	5.671	5.421	743	71	75.6	18.8	88.8	9.3	90.7	0.0
3	16	7,116,366	4.0	5.520	5.270	696	70	70.4	69.4	87.8	13.6	86.4	0.0
4	1	300,001	0.2	5.250	5.000	789	51	100.0	100.0	100.0	100.0	0.0	0.0
6	1	413,733	0.2	5.500	5.250	721	70	0.0	0.0	0.0	0.0	100.0	0.0
10	1	650,000	0.4	5.500	5.250	698	74	100.0	100.0	100.0	100.0	0.0	0.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Original Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	3	$1,105,000	0.6%	5.451	5.201	718	19	100.0	32.1	100.0	0.0	100.0	0.0
20.001% to 30.000%	7	2,007,343	1.1	5.651	5.401	747	27	97.5	60.3	100.0	19.9	80.1	0.0
30.001% to 40.000%	5	1,948,081	1.1	5.705	5.455	737	37	100.0	41.0	100.0	74.4	25.6	0.0
40.001% to 50.000%	22	8,084,605	4.5	5.599	5.349	730	46	82.9	19.6	88.1	23.9	76.1	0.0
50.001% to 60.000%	34	15,215,555	8.5	5.694	5.444	718	55	77.7	38.4	88.9	14.4	85.6	0.0
60.001% to 70.000%	59	30,645,076	17.1	5.639	5.389	737	67	72.6	24.1	84.2	10.8	89.2	0.0
70.001% to 75.000%	46	22,750,982	12.7	5.719	5.469	737	73	90.1	31.4	85.6	29.3	70.7	0.0
75.001% to 80.000%	202	95,638,026	53.4	5.662	5.412	753	79	76.4	21.8	90.2	13.8	84.4	1.8
80.001% to 85.000%	2	568,748	0.3	5.669	5.419	691	81	78.4	100.0	100.0	21.6	78.4	0.0
85.001% to 90.000%	1	470,977	0.3	5.625	5.375	692	90	0.0	0.0	100.0	0.0	100.0	0.0
90.001% to 95.000%	3	825,900	0.5	5.938	5.688	737	94	100.0	56.1	100.0	56.1	43.9	0.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Current Loan-To-Value Ratio	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0.001% to 20.000%	4	$1,111,663	0.6%	5.453	5.203	718	18	99.4	31.9	99.4	0.0	100.0	0.0
20.001% to 30.000%	10	2,514,089	1.4	5.613	5.363	749	27	98.0	55.3	100.0	15.9	84.1	0.0
30.001% to 40.000%	5	1,948,081	1.1	5.705	5.455	737	37	100.0	41.0	100.0	74.4	25.6	0.0
40.001% to 50.000%	24	8,885,504	5.0	5.610	5.360	733	46	84.5	17.9	89.3	21.7	78.3	0.0
50.001% to 60.000%	36	16,265,555	9.1	5.705	5.455	719	55	79.1	35.9	87.1	13.5	86.5	0.0
60.001% to 70.000%	59	30,795,576	17.2	5.640	5.390	738	67	72.7	24.0	84.2	10.8	89.2	0.0
70.001% to 75.000%	44	22,236,308	12.4	5.722	5.472	736	74	89.9	32.2	87.0	30.0	70.0	0.0
75.001% to 80.000%	197	94,084,054	52.5	5.660	5.410	753	80	76.0	22.4	90.0	14.0	84.2	1.8
80.001% to 85.000%	1	122,585	0.1	5.375	5.125	746	85	0.0	100.0	100.0	100.0	0.0	0.0
85.001% to 90.000%	1	470,977	0.3	5.625	5.375	692	90	0.0	0.0	100.0	0.0	100.0	0.0
90.001% to 95.000%	3	825,900	0.5	5.938	5.688	737	94	100.0	56.1	100.0	56.1	43.9	0.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

FICO Score	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
620 to 639	5	$2,616,852	1.5%	5.653	5.403	634	65	16.0	84.0	80.6	0.0	100.0	0.0
640 to 679	61	32,623,363	18.2	5.658	5.408	669	65	77.2	59.3	87.0	5.7	94.3	0.0
680 to 699	26	10,419,701	5.8	5.798	5.548	690	77	91.0	36.9	93.7	51.4	45.8	2.8
700 to 719	20	8,283,355	4.6	5.763	5.513	710	72	83.9	24.0	92.2	35.7	64.3	0.0
720 to 759	87	38,929,547	21.7	5.679	5.429	741	73	77.1	17.7	89.0	18.6	79.0	2.4
760 to 799	147	68,005,138	37.9	5.659	5.409	780	72	77.0	11.8	90.8	15.4	83.9	0.7
800 to 819	38	18,382,336	10.3	5.553	5.303	806	73	88.4	21.1	80.4	9.9	90.1	0.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

States	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
AL	1	$499,900	0.3%	5.625	5.375	793	68	100.0	0.0	100.0	0.0	100.0	0.0
AZ	7	2,261,741	1.3	5.759	5.509	730	63	57.1	19.5	81.4	19.5	80.5	0.0
CA	168	91,831,392	51.2	5.683	5.433	742	71	86.5	23.9	91.1	15.3	83.6	1.1
CO	10	4,841,624	2.7	5.517	5.267	766	75	53.8	5.6	83.0	5.6	94.4	0.0
DC	5	2,634,914	1.5	5.302	5.052	725	65	72.6	18.8	100.0	18.8	81.2	0.0
DE	1	446,544	0.2	5.875	5.625	788	63	0.0	0.0	100.0	0.0	100.0	0.0
FL	19	7,892,398	4.4	5.654	5.404	748	70	72.7	12.9	43.5	6.4	93.6	0.0
GA	16	4,475,076	2.5	5.668	5.418	765	71	75.4	47.4	100.0	47.4	52.6	0.0
IL	6	2,708,740	1.5	5.659	5.409	786	79	78.0	12.8	82.5	12.8	87.2	0.0
MA	7	4,301,509	2.4	5.450	5.200	735	69	53.8	27.2	100.0	0.0	100.0	0.0
MD	27	9,925,730	5.5	5.705	5.455	736	70	97.6	57.4	97.5	41.7	58.3	0.0
MI	4	941,076	0.5	5.840	5.590	732	66	64.2	57.5	57.5	57.5	42.5	0.0
MN	7	3,280,986	1.8	5.561	5.311	697	77	53.5	49.5	100.0	0.0	91.2	8.8
MO	4	1,210,033	0.7	5.542	5.292	740	71	100.0	5.0	57.8	5.0	95.0	0.0
NC	6	2,333,521	1.3	5.556	5.306	776	73	68.2	27.0	90.5	27.0	73.0	0.0
NJ	10	4,926,020	2.7	5.751	5.501	734	65	66.8	25.9	77.7	4.3	95.7	0.0
NV	4	1,451,341	0.8	5.689	5.439	714	76	45.0	43.5	71.9	16.9	83.1	0.0
NY	13	6,469,400	3.6	5.705	5.455	740	74	78.6	6.9	84.0	0.0	100.0	0.0
OH	3	1,056,160	0.6	5.500	5.250	753	77	12.6	12.6	100.0	12.6	87.4	0.0
OK	1	429,883	0.2	5.000	4.750	804	80	0.0	0.0	100.0	0.0	100.0	0.0
OR	2	645,019	0.4	5.646	5.396	780	79	100.0	0.0	100.0	23.3	76.7	0.0
PA	10	4,181,676	2.3	5.690	5.440	735	76	49.3	36.6	100.0	23.5	76.5	0.0
SC	1	600,000	0.3	5.875	5.625	790	71	100.0	0.0	0.0	0.0	100.0	0.0
TX	4	1,515,277	0.8	5.687	5.437	772	80	74.9	14.2	100.0	14.2	85.8	0.0
VA	39	14,028,183	7.8	5.734	5.484	747	74	80.0	36.5	91.0	29.9	67.4	2.7
WA	6	2,583,119	1.4	5.609	5.359	753	68	65.1	0.0	100.0	0.0	100.0	0.0
WI	3	1,789,030	1.0	5.458	5.208	735	73	0.0	26.1	100.0	0.0	100.0	0.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Index	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
1 YR CMT	280	$147,837,744	82.5%	5.638	5.388	744	71	75.6	15.9	87.8	0.0	100.0	0.0
1 YR LIBOR	100	29,700,768	16.6	5.772	5.522	744	70	92.9	73.3	92.5	100.0	0.0	0.0
6 MO LIBOR	4	1,721,781	1.0	6.154	5.904	742	80	71.0	51.1	100.0	0.0	0.0	100.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Margin	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2.250%	103	$30,861,748	17.2%	5.799	5.549	743	71	91.6	71.5	92.8	94.4	0.0	5.6
2.750%	281	148,398,544	82.8	5.637	5.387	744	71	75.7	16.3	87.9	0.4	99.6	0.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Caps	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
5/2/5	380	$177,538,512	99.0%	5.660	5.410	744	71	78.5	25.5	88.6	16.7	83.3	0.0
6/2/6	4	1,721,781	1.0	6.154	5.904	742	80	71.0	51.1	100.0	0.0	0.0	100.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Max Rate	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
9.500% to 9.999%	4	$2,573,443	1.4%	4.755	4.505	719	56	62.2	23.3	100.0	0.0	100.0	0.0
10.000% to 10.499%	54	28,558,133	15.9	5.262	5.012	742	71	68.8	27.0	98.2	8.2	91.8	0.0
10.500% to 10.999%	274	129,012,008	72.0	5.712	5.462	747	72	78.8	23.8	85.3	15.7	84.3	0.0
11.000% to 11.499%	48	17,394,928	9.7	6.066	5.816	727	70	94.7	35.9	96.2	41.0	59.0	0.0
12.000% to 12.499%	3	1,431,631	0.8	6.033	5.783	751	80	65.1	61.4	100.0	0.0	0.0	100.0
12.500% to 12.999%	1	290,150	0.2	6.750	6.500	699	80	100.0	0.0	100.0	0.0	0.0	100.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Months to Roll	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
110	1	$650,000	0.4%	5.500	5.250	698	74	100.0	100.0	100.0	100.0	0.0	0.0
114	1	413,733	0.2	5.500	5.250	721	70	0.0	0.0	0.0	0.0	100.0	0.0
116	1	300,001	0.2	5.250	5.000	789	51	100.0	100.0	100.0	100.0	0.0	0.0
117	16	7,116,366	4.0	5.520	5.270	696	70	70.4	69.4	87.8	13.6	86.4	0.0
118	304	142,095,945	79.3	5.671	5.421	743	71	75.6	18.8	88.8	9.3	90.7	0.0
119	48	21,862,017	12.2	5.716	5.466	758	73	96.0	40.4	86.1	61.1	38.9	0.0
120	13	6,822,231	3.8	5.582	5.332	761	69	92.7	69.5	100.0	17.2	57.5	25.2
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Property Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
2-4 Family	3	$1,701,011	0.9%	5.752	5.502	768	80	100.0	0.0	100.0	0.0	100.0	0.0
Condominium	61	27,405,473	15.3	5.676	5.426	745	72	74.0	25.3	74.3	15.4	84.6	0.0
Co-op	5	2,166,785	1.2	5.681	5.431	735	81	56.5	0.0	100.0	0.0	100.0	0.0
Planned Unit Development	28	7,128,142	4.0	5.829	5.579	744	68	87.1	88.8	97.1	87.7	7.0	5.3
Single Family	287	140,858,882	78.6	5.654	5.404	743	71	79.0	23.4	90.8	13.6	85.4	1.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Occupancy Code	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Investment	5	$2,286,459	1.3%	5.618	5.368	673	64	0.0	81.9	0.0	0.0	100.0	0.0
Primary Residence	341	159,075,472	88.7	5.654	5.404	744	71	79.3	25.7	100.0	17.3	81.6	1.1
Second Home	38	17,898,361	10.0	5.770	5.520	753	73	80.5	19.5	0.0	12.4	87.6	0.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Purpose	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Cash Out Refinance	63	$25,160,455	14.0%	5.838	5.588	713	60	87.7	49.5	97.9	34.1	62.8	3.1
Purchase	279	137,121,965	76.5	5.629	5.379	753	74	76.4	18.3	86.3	12.8	86.5	0.7
Rate Term Refinance	42	16,977,872	9.5	5.701	5.451	709	65	81.1	51.3	94.6	21.2	78.8	0.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Documentation Type	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Full Documentation	126	$46,201,551	25.8%	5.681	5.431	713	70	77.5	100.0	88.4	47.1	51.0	1.9
No Documentation	63	28,710,289	16.0	5.619	5.369	762	65	77.3	0.0	92.0	0.0	100.0	0.0
Stated Documentation	195	104,348,452	58.2	5.671	5.421	752	74	79.2	0.0	88.0	7.6	91.6	0.8
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Prepayment Penalty Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Interest Only	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
N	79	$38,623,272	21.5%	5.572	5.322	736	73	0.0	26.9	85.1	5.4	93.3	1.3
Y	305	140,637,020	78.5	5.691	5.441	746	71	100.0	25.5	89.7	19.6	79.5	0.9
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Interest Only Terms	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
0	79	$38,623,272	21.5%	5.572	5.322	736	73	0.0	26.9	85.1	5.4	93.3	1.3
120	305	140,637,020	78.5	5.691	5.441	746	71	100.0	25.5	89.7	19.6	79.5	0.9
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Mortgage Insurance	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
CurrLTV <= 80	379	$177,840,830	99.2%	5.664	5.414	744	71	78.6	25.6	88.7	16.4	82.7	1.0
CurrLTV > 80 and Insured	5	1,419,462	0.8	5.786	5.536	723	92	58.2	41.3	100.0	41.3	58.7	0.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

Servicer	Count	Balance	Percent	GWAC	NWAC	FICO	LTV	%IO	%FullDoc	%OO	%1yrLIB	%1yrCMT	%6moLIB
Countrywide Sub-serviced	32	$17,899,387	10.0%	5.645	5.395	749	72	95.0	58.4	96.4	61.8	28.6	9.6
National City Mortgage	81	18,637,168	10.4	5.791	5.541	746	69	88.7	89.4	91.6	100.0	0.0	0.0
Wells Fargo	271	142,723,737	79.6	5.651	5.401	743	72	75.0	13.4	87.4	0.0	100.0	0.0
Total:	384	$179,260,292	100.0%	5.665	5.415	744	71	78.5	25.8	88.7	16.6	82.5	1.0

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.  This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Single Security Calculator

Security ID:          GSR 05AR5 2A1

Deal                      GSR 05AR5                       Curr Bal               300,000,000

Description           WAC Bond,Senior            Effv Band             N/A

Coupon                 5.209%                              Factor                   1.00000000

Collateral	Collat Cpn	WAC	WAM	WALA	Vintage	As Of
WL	5.21	5.460	358	2	2005	8/05

Settle=08/26/05

                             25 CPB                 GS PPM              GS PPM

Curve Shift           +0                        +300                     -300

Price                     99-31+                 99-31+                 99-31+

                             -------                    ------                    -------

Yield                    5.121                    5.732                    4.743

Lib Intrp Sprd      56.3                      106.8                    61.6

Avg Life               2.542                    4.209                   0.672

LT CPR                26.3                      19.6                     76.5

Market Levels	Pricing Date	1mo	3mo	6mo	1yr	2yr	5yr	10yr	30yr

US Treasury	08/10/05		3.510	3.780	3.900	4.121	4.239	4.392	4.579

	R/T (2:15 PM)				41.0	4.079	4.181	4.334	4.530

LIBOR/Swap	08/10/05	3.570	3.780	4.013	4.290	4.504	4.684	4.840	5.054

Note: All calculations except R/T Intrp Spread and R/T Sprd/Bnch are based on 08/10/05 close market levels.

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department.  This material is for your private information, and we are not soliciting any action based upon it.  Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors.  Opinions expressed are our present opinions only.  The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.  We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein.  Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Single Security Calculator

Security ID: GSR 05AR5 2A1

Deal         GSR 05AR5                        Curr Bal    300,000,000

Description  WAC Bond,Senior                  Effv Band   N/A

Coupon       5.209%                           Factor      1.00000000

Collateral	Collat Cpn	WAC	WAM	WALA	Vintage	As Of
WL	5.21	5.460	358	2	2005	8/05

Settle=08/26/05

                25 CPB   GS PPM   GS PPM  19.6 CPB 76.5 CPB

Curve Shift       +0      +300     -300      +0       +0

Lib Intrp Sprd    57       57       57       57       57

                -------  -------  -------  -------  -------

Price            99-31   101-26   100-00+  99-29+   100-00+

Yield            5.127    5.235    4.697    5.161    4.698

Avg Life         2.542    4.209    0.672    2.913    0.674

LT CPR           26.3     19.6     76.5     21.4     76.5

Market Levels	Pricing Date	1mo	3mo	6mo	1yr	2yr	5yr	10yr	30yr

US Treasury	08/10/05		3.510	3.780	3.900	4.121	4.239	4.392	4.579

	R/T (4:46 PM)				4.070	4.172	4.324	4.518	4.070

LIBOR/Swap	08/10/05	3.570	3.780	4.013	4.290	4.504	4.684	4.840	5.054

Note: All calculations except R/T Intrp Spread and R/T Sprd/Bnch are based on 08/10/05 close market levels.

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department.  This material is for your private information, and we are not soliciting any action based upon it.  Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors.  Opinions expressed are our present opinions only.  The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.  We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein.  Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

  Single Security Calculator

Security ID: GSR 05AR5 2A1

Deal         GSR 05AR5                        Curr Bal    300,000,000

Description  WAC Bond,Senior                  Effv Band   N/A

Coupon       5.209%                           Factor      1.00000000

Collateral	Collat Cpn	WAC	WAM	WALA	Vintage	As Of
WL	5.21	5.460	358	2	2005	8/05

Settle=08/26/05

                20 CPB   25 CPB   75 CPB     CPB      CPB

Lib Intrp Sprd    357      57      -243

                -------  -------  -------  -------  -------

Price            92-27   100-03   102-03

Lib Intrp Sprd   357.0    57.0    -243.0

Avg Life         2.884    2.542    0.704

Yield            8.097    5.071    1.714

Market Levels	Pricing Date	1mo	3mo	6mo	1yr	2yr	5yr	10yr	30yr

US Treasury	08/11/05		3.510	3.780	3.890	4.080	4.181	4.313	4.527

	R/T (9:21 AM)				41.0	4.075	4.169	4.298	4.506

LIBOR/Swap	08/11/05	3.571	3.790	4.030	4.310	4.461	4.618	4.770	4.990

Note: All calculations except R/T Intrp Spread and R/T Sprd/Bnch are based on 08/11/05 close market levels.

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department.  This material is for your private information, and we are not soliciting any action based upon it.  Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors.  Opinions expressed are our present opinions only.  The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.  We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein.  Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.